                                CREDIT AGREEMENT


                           Dated as of March 12, 2004

                                      Among

                              ATLAS AMERICA, INC.,
                                   as Borrower


                                    AIC, INC.
                            ATLAS AMERICA, INC. (PA),
                            ATLAS ENERGY CORPORATION,
                            ATLAS ENERGY GROUP, INC.,
                           ATLAS ENERGY HOLDINGS, INC.
                               ATLAS NOBLE CORP.,
                         ATLAS PIPELINE PARTNERS GP, LLC
                              ATLAS RESOURCES INC.,
                                  REI-NY, INC.,
                             RESOURCE AMERICA, INC.,
                             RESOURCE ENERGY, INC.,
                          VIKING RESOURCES CORPORATION
                                  as Guarantors


                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                    as Administrative Agent and Issuing Bank

                             BANK OF OKLAHOMA, N.A.
                                       And
                         U.S. BANK, NATIONAL ASSOCIATION
                           as Co-Documentation Agents

                                       and

                          THE LENDERS SIGNATORY HERETO


              $75,000,000 Senior Secured Revolving Credit Facility


                          WACHOVIA CAPITAL MARKETS, LLC
                                as Lead Arranger

                                TABLE OF CONTENTS
                                -----------------

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ARTICLE I Definitions and Accounting Matters.................................................................2

     Section 1.01     Terms Defined Above....................................................................2
     Section 1.02     Certain Defined Terms..................................................................2
     Section 1.03     Accounting Terms and Determinations...................................................15

ARTICLE II Commitments......................................................................................15

     Section 2.01     Loans and Letters of Credit...........................................................15
     Section 2.02     Borrowings, Continuations and Conversions, Letters of Credit..........................16
     Section 2.03     Changes of Commitments................................................................18
     Section 2.04     Fees..................................................................................18
     Section 2.05     Several Obligations...................................................................19
     Section 2.06     Notes.................................................................................19
     Section 2.07     Prepayments...........................................................................19
     Section 2.08     Borrowing Base........................................................................20
     Section 2.09     Assumption of Risks...................................................................21
     Section 2.10     Obligation to Reimburse and to Prepay.................................................22
     Section 2.11     Lending Offices.......................................................................23

ARTICLE III Payments of Principal and Interest..............................................................23

     Section 3.01     Repayment of Loans....................................................................23
     Section 3.02     Interest..............................................................................23

ARTICLE IV Payments; Pro Rata Treatment; Computations; Etc..................................................24

     Section 4.01     Payments..............................................................................24
     Section 4.02     Pro Rata Treatment....................................................................25
     Section 4.03     Computations..........................................................................25
     Section 4.04     Non-receipt of Funds by the Administrative Agent......................................25
     Section 4.05     Set-off, Sharing of Payments, Etc.....................................................25
     Section 4.06     Taxes.................................................................................26

ARTICLE V Capital Adequacy..................................................................................29

     Section 5.01     Additional Costs......................................................................29
     Section 5.02     Limitation on LIBOR Loans.............................................................30
     Section 5.03     Illegality............................................................................30
     Section 5.04     Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03..............................30
     Section 5.05     Compensation..........................................................................31

ARTICLE VI Conditions Precedent.............................................................................31

     Section 6.01     Initial Funding.......................................................................31
     Section 6.02     Initial and Subsequent Loans and Letters of Credit....................................33

                               TABLE OF CONTENTS

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     Section 6.03     Conditions Precedent for the Benefit of Lenders.......................................33
     Section 6.04     No Waiver.............................................................................33

ARTICLE VII Representations and Warranties..................................................................33

     Section 7.01     Corporate Existence...................................................................33
     Section 7.02     Financial Condition...................................................................34
     Section 7.03     Litigation............................................................................34
     Section 7.04     No Breach.............................................................................34
     Section 7.05     Authority.............................................................................34
     Section 7.06     Approvals.............................................................................34
     Section 7.07     Use of Loans..........................................................................35
     Section 7.08     ERISA.................................................................................35
     Section 7.09     Taxes.................................................................................36
     Section 7.10     Titles, etc...........................................................................36
     Section 7.11     No Material Misstatements.............................................................37
     Section 7.12     Investment Company Act................................................................37
     Section 7.13     Public Utility Holding Company Act....................................................37
     Section 7.14     Partnership Interests.................................................................37
     Section 7.15     Capitalization and Subsidiaries.......................................................37
     Section 7.16     Location of Business and Offices......................................................38
     Section 7.17     Defaults..............................................................................38
     Section 7.18     Environmental Matters.................................................................38
     Section 7.19     Compliance with the Law...............................................................39
     Section 7.20     Insurance.............................................................................40
     Section 7.21     Hedging Agreements....................................................................40
     Section 7.22     Restriction on Liens..................................................................40
     Section 7.23     Material Agreements...................................................................40
     Section 7.24     Gas Imbalances........................................................................41
     Section 7.25     Relationship of Obligors..............................................................41

ARTICLE VIII Affirmative Covenants..........................................................................41

     Section 8.01     Reporting Requirements................................................................41
     Section 8.02     Litigation............................................................................43
     Section 8.03     Maintenance, Etc......................................................................43
     Section 8.04     Environmental Matters.................................................................44
     Section 8.05     Further Assurances....................................................................44
     Section 8.06     Performance of Obligations............................................................45
     Section 8.07     Engineering Reports...................................................................45
     Section 8.08     Title Curative........................................................................46
     Section 8.09     Additional Collateral.................................................................46
     Section 8.10     Corporate Identity....................................................................48
     Section 8.11     ERISA Information and Compliance......................................................49
     Section 8.12     Parent and Atlas Holdings Guarantees..................................................49

ARTICLE IX Negative Covenants...............................................................................49

     Section 9.01     Debt..................................................................................49
     Section 9.02     Hedging Agreements....................................................................50

                               TABLE OF CONTENTS

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     Section 9.03     Liens.................................................................................51
     Section 9.04     Investments, Loans and Advances.......................................................51
     Section 9.05     Dividends, Distributions and Redemptions..............................................52
     Section 9.06     Sales and Leasebacks..................................................................52
     Section 9.07     Nature of Business....................................................................52
     Section 9.08     Limitation on Leases..................................................................52
     Section 9.09     Mergers, Etc..........................................................................52
     Section 9.10     Proceeds of Notes and Letters of Credit...............................................53
     Section 9.11     ERISA Compliance......................................................................53
     Section 9.12     Sale or Discount of Receivables.......................................................54
     Section 9.13     Current Ratio.........................................................................54
     Section 9.14     Funded Debt to EBITDA.................................................................54
     Section 9.15     Tangible Net Worth....................................................................54
     Section 9.16     Parent's Consolidated Interest Coverage Ratio.........................................55
     Section 9.17     Payment on Intercompany Debt to Parent................................................55
     Section 9.18     Sale of Oil and Gas Properties and APL Intersets......................................55
     Section 9.19     Environmental Matters.................................................................55
     Section 9.20     Transactions with Affiliates..........................................................55
     Section 9.21     Subsidiaries..........................................................................56
     Section 9.22     Negative Pledge Agreements............................................................56
     Section 9.23     Gas Imbalances, Take-or-Pay or Other Prepayments......................................56
     Section 9.24     Accounting Changes....................................................................56

ARTICLE X Events of Default; Remedies.......................................................................56

     Section 10.01    Events of Default.....................................................................56
     Section 10.02    Remedies..............................................................................58
     Section 10.03    Present Assignment of Interests.......................................................58

ARTICLE XI The Administrative Agent.........................................................................59

     Section 11.01    Appointment, Powers and Immunities....................................................59
     Section 11.02    Reliance by Administrative Agent......................................................60
     Section 11.03    Defaults..............................................................................60
     Section 11.04    Rights as a Lender....................................................................60
     Section 11.05    Indemnification.......................................................................60
     Section 11.06    Non-Reliance on Administrative Agent and other Lenders................................61
     Section 11.07    Action by Administrative Agent........................................................61
     Section 11.08    Resignation or Removal of Administrative Agent........................................61

ARTICLE XII Miscellaneous...................................................................................62

     Section 12.01    Waiver................................................................................62
     Section 12.02    Notices...............................................................................62
     Section 12.03    Payment of Expenses, Indemnities, etc.................................................62
     Section 12.04    Amendments, Etc. Release of Parent and Atlas Holdings Guarantees......................64
     Section 12.05    Successors and Assigns................................................................64
     Section 12.06    Assignments and Participations........................................................64
     Section 12.07    Invalidity............................................................................66
     Section 12.08    Counterparts..........................................................................66

                               TABLE OF CONTENTS

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     Section 12.09    References, Use of Word "Including"...................................................66
     Section 12.10    Survival..............................................................................66
     Section 12.11    Captions..............................................................................66
     Section 12.12    NO ORAL AGREEMENTS....................................................................66
     Section 12.13    GOVERNING LAW, SUBMISSION TO JURISDICTION.............................................66
     Section 12.14    Interest..............................................................................68
     Section 12.15    Confidentiality.......................................................................68
     Section 12.16    USA Patriot Act Notice................................................................69

Annex I               List of Percentage Shares, Maximum Revolving Credit Amounts

EXHIBITS

Exhibit A             Form of Note
Exhibit B             Form of Borrowing, Continuation and Conversion Request
Exhibit C             Form of Compliance Certificate
Exhibit D             Security Instruments
Exhibit E             Form of Assignment Agreement
Exhibit F             Form of Letter in Lieu


SCHEDULES

Schedule 2.01(b)      Existing Letters of Credit
Schedule 7.03         Litigation
Schedule 7.10         Ownership Report
Schedule 7.14         Partnership Interests
Schedule 7.15         Subsidiary Interests
Schedule 7.20         Insurance
Schedule 7.21         Hedging Agreements
Schedule 7.23         Material Agreements
Schedule 7.24         Gas Imbalance Status for Obligors and Subsidiaries
Schedule 9.01         Debt

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT dated as of March 12, 2004, among ATLAS AMERICA, INC., a Delaware corporation (the "Borrower"); AIC, INC., a Delaware corporation ("AIC"); ATLAS AMERICA, INC., a Pennsylvania corporation ("Atlas PA"); ATLAS ENERGY CORPORATION, an Ohio corporation ("AEC"), ATLAS ENERGY GROUP, INC., an Ohio corporation ("Atlas Energy"); ATLAS ENERGY HOLDINGS, INC., a Delaware corporation ("Atlas Holdings"), ATLAS NOBLE CORP., a Delaware corporation ("Atlas Noble"); ATLAS PIPELINE PARTNERS GP, LLC, a Delaware limited liability company, ("Atlas Pipeline"), ATLAS RESOURCES, INC., a Pennsylvania corporation ("Atlas Resources"); REI-NY, INC., a Delaware corporation ("REI"); RESOURCE AMERICA, INC., a Delaware corporation ("Parent"); RESOURCE ENERGY, INC., a Delaware corporation ("Resource Energy"); and VIKING RESOURCES CORPORATION, a Pennsylvania corporation ("Viking"), (AEC, AIC, Atlas Energy, Atlas Holdings, Atlas Noble, Atlas Pipeline, Atlas PA, Atlas Resources, Parent, REI, Resource Energy, and Viking collectively, the "Guarantors"; the Borrower and the Guarantors collectively, the "Obligors"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section
12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity the "Administrative Agent"), BANK OF OKLAHOMA, N.A. and U.S. BANK, NATIONAL ASSOCIATION as co-documentation agents (in such capacity, together with its successors in such capacity, the "Co-Documentation Agents"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as issuing bank (in such capacity, together with its successors in such capacity, the "Issuing Bank").

                                 R E C I T A L S

         A. WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent, issuing bank and a lender, the Obligors (except for Atlas Pipeline) and the lenders thereto a party (the "Prior Lenders") are parties to that certain Credit Agreement dated as of July 31, 2002, as amended (the "Prior Credit Agreement"), pursuant to which the Prior Lenders agreed to make loans to and extensions of credit to the Borrower, as evidenced by promissory notes (the "Prior Notes") of the Borrower in favor of the Prior Lenders issued pursuant to the Prior Credit Agreement, which notes and other indebtedness, obligations and liabilities under the Prior Credit Agreement (the "Prior Debt") were secured by liens and security interests (the "Existing Liens") granted by Borrower and certain Guarantors and guaranteed by certain of the Guarantors.

         B. The Obligors, the Prior Lenders and the Administrative Agent have executed that certain Assignment of Notes, Documents and Liens dated as of even date herewith ("Assignment of Notes, Documents and Liens"), pursuant to which, with the consent of the Obligors, Administrative Agent, as agent for the Prior Lenders, and the Prior Lenders have assigned to the Lenders all of their rights, titles and interests in and to the Prior Credit Agreement, the Prior Notes, the Existing Liens and certain other loan documents, and assigned to the Administrative Agent for the benefit of the Lenders such security documents and the liens and security interests securing the Prior Debt.

         C. The Borrower has requested that the Administrative Agent and the Lenders amend, extend and rearrange all of the Prior Debt as secured by the Existing Liens, restate the Prior Credit Agreement and provide certain loans to and extensions of credit on behalf of the Borrower.

         D. The Administrative Agent, Co-Documentation Agents, and the Lenders have agreed to amend, extend and rearrange the Prior Debt as secured by the Existing Liens, restate the Prior Credit Agreement and to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

         E. Each of the Borrower, Guarantors, the Lenders and Administrative Agent intend that loans and letters of credit outstanding under the Prior Credit Agreement, shall, on the Closing Date, be amended, restated and converted into Loans and Letters of Credit under this Agreement (but shall not be deemed to be repaid or terminated), all Existing Liens securing the Prior Debt of the Borrower pursuant to the Prior Credit Agreement shall be continued and renewed and shall remain in full force and effect as security for the payment of all Indebtedness of the Borrower under this Agreement, and the Prior Credit Agreement shall be amended and restated in its entirety in the form of this Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree to amend and restate the Prior Credit Agreement as follows:

                                   ARTICLE I
                       Definitions and Accounting Matters

         Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Administrative Agent," "AEC," "AIC," "Assignment of Notes, Documents and Liens," "Atlas Energy," "Atlas Holdings," "Atlas Noble," "Atlas PA," "Atlas Pipeline," "Atlas Resources," "Borrower," "Guarantors," "Issuing Bank," "Lender," "Lenders," "Obligors," "Parent," "PNC," "Prior Credit Agreement," "Prior Debt," "Prior Lenders," "REI," "Resource Energy," "Co-Documentation Agent," and "Viking" shall have the meanings indicated above.

         Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have equivalent meanings when used in the plural and vice versa):

         Additional Costs shall have the meaning assigned such term in Section 5.01(a).

         Adjusted LIBOR shall mean, with respect to any LIBOR Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient of (i) LIBOR for such Loan for the Interest Period for such Loan divided by (ii) 1 minus the Reserve Requirement for such Loan for such Interest Period.

         Affected Loans shall have the meaning assigned such term in Section
5.04.

         Affiliate of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

         Agreement shall mean this Credit Agreement, as the same may from time to time be further amended or supplemented.

         Aggregate Maximum Revolving Credit Amounts at any time shall equal the sum of the Maximum Revolving Credit Amounts of the Lenders ($75,000,000), as the same may be reduced pursuant to Section 2.03(b).

         Aggregate Revolving Credit Commitments at any time shall equal the amount calculated in accordance with Section 2.03.

         Applicable Lending Office shall mean, for each Lender and for each Type of Loan, the lending office of such Lender (or an Affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

         Applicable Margin shall mean the applicable per annum percentage set forth at the appropriate intersection in the table shown below, based on the Borrowing Base Utilization as in effect from time to time:

---------------------------------------------------------------------------------------------
       Borrowing Base Utilization                         Applicable Margin
---------------------------------------------------------------------------------------------
                                                LIBOR Loans             Base Rate Loans
---------------------------------------------------------------------------------------------
Less than or equal to 50%                          1.75%                     0.25%
---------------------------------------------------------------------------------------------
Greater than 50%,                                  2.00%                     0.50%
but less than or equal to 75%
---------------------------------------------------------------------------------------------
Greater than 75%                                   2.25%                     0.75%
---------------------------------------------------------------------------------------------

Each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization shall take effect on the day such change in the Borrowing Base Utilization occurs.

         Assignment shall have the meaning assigned such term in Section
12.06(b).

         APL shall mean Atlas Pipeline Partners, L.P., a Delaware limited partnership.

         APL Collateral Value shall mean the collateral value attributable to the APL units pledged by Obligors as determined by the Lenders in accordance with the procedures set forth under Section 2.08.

         APL Units shall mean common and subordinated equity units issued by APL to Obligors.

         Atlas Pipeline shall mean Atlas Pipeline Partners, GP, LLC, a Delaware limited liability company.

         Base Rate shall mean, with respect to any Base Rate Loan, for any day, a rate per annum equal to the higher of (i) the Federal Funds Rate for any such day plus 1/2 of 1% or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

         Base Rate Loans shall mean Loans that bear interest at rates based upon the Base Rate.

         Borrowing Base shall mean at any time an amount equal to the amount determined in accordance with Section 2.08.

         Borrowing Base Deficiency shall mean, and occur at any time when, the amount by which the aggregate outstanding principal amount of the Loans plus the LC Exposure exceeds the Borrowing Base, whether as the result of a redetermination, a scheduled reduction, or otherwise.

         Borrowing Base Period shall mean the period from the Closing Date until August 1, 2004, and each six-month period commencing August 1, 2004, and each February 1 and August 1 thereafter.

         Borrowing Base Utilization shall mean at any time, an amount equal to the quotient of (i) the aggregate principal amount of Loans outstanding plus LC Exposure, divided by (ii) the Borrowing Base.

         Business Day shall mean any day other than a day on which commercial banks are authorized or required to close in Texas or North Carolina and, where such term is used in the definition of "Quarterly Date" or if such day relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a LIBOR Loan or a notice by the Borrower with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         Change of Control means the occurrence of any of the following events:
(a) any Person or two or more Persons, other than the Parent and its Subsidiaries, acting as a group shall acquire beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act, and including holding proxies to vote for the election of directors other than proxies held by the Borrower's management or their designees to be voted in favor of persons nominated by the Borrower's Board of Directors) of 35% or more of the outstanding voting securities of the Borrower, measured by voting power (including both ordinary shares and any preferred stock or other equity securities entitling the holders thereof to vote with the holders of common stock in elections for directors of the Borrower), (b) the Borrower shall fail beneficially to own, directly or indirectly, 85% of the outstanding shares of voting capital stock of AIC, Atlas Energy, AEC, Atlas Noble, Atlas PA, Atlas Resources, REI, Resource Energy, or Viking and any other Wholly Owned Subsidiary now or hereafter existing, (c) the Borrower shall fail beneficially to own, directly or indirectly, 51% of the membership interests of Atlas Pipeline, or (d) the first day on which a majority of the Board of Directors of either the Borrower or Parent are not Continuing Directors.

         Closing Date shall mean the date upon which the conditions precedent for initial funding set forth in Section 6.01 are satisfied.

         Code shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

         Commitment shall mean for any Lender, its Revolving Credit Commitment.

         Consolidated Interest Coverage Ratio shall mean the ratio of (i) EBITDA for such Person and its Consolidated Subsidiaries on a consolidated basis for the fiscal quarter ending on such date to (ii) cash interest payments made for such Person and its Consolidated Subsidiaries on a consolidated basis for such fiscal quarter.

         Consolidated Net Income shall mean with respect to such Person and its Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of such Person and its Consolidated Subsidiaries after allowances for taxes for such period, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (i) the net income of any other entity in which such Person or any Consolidated Subsidiary has an interest (which interest does not cause the net income of such other entity to be consolidated with the net income of such Person and its Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in such period by such other entity to such Person or to a Consolidated Subsidiary, as the case may be; (ii) the net income (but not loss) of any Consolidated Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Subsidiary, or is otherwise restricted or prohibited in each case determined in accordance with GAAP; (iii) the net income (or loss) of any entity acquired in a pooling-of-interests transaction for any period prior to the date of such transaction; (iv) any gains or losses attributable to discontinued operations, in an aggregate amount not to exceed $5,000,000 or to Property sales not in the ordinary course of business, and (v) the cumulative effect of a change in accounting principles and any gains or losses attributable to writeups or write downs of assets.

         Consolidated Subsidiaries shall mean each Subsidiary of a Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

         Consolidated Tangible Net Worth shall mean with respect to a Person at any time, (i) the consolidated assets of such Person and its Consolidated Subsidiaries including all items which should be classified as assets on the consolidated financial statements of such Person and its Consolidated Subsidiaries, but excluding the amount of goodwill, patents, trademarks, service marks, tradenames, copyright and organization expenses (to the extent reflected in determining consolidated assets of such Person and its Consolidated Subsidiaries) less (ii) all items which should be classified as liabilities on the consolidated financial statements of such Person and its Consolidated Subsidiaries.

         Continuing Directors means any member of the Board of Directors of the Borrower who (x) is a member of such Board of Directors as of the date of this Agreement or (y) was nominated for election or elected to such Board of Directors with the affirmative vote of two-thirds of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         Cumulative Net Income Amount shall mean, as of the date of determination, an amount equal to the sum of (a) 50% of the Borrower's cumulative Consolidated Net Income during the period from January 1, 2004, to, and including, the date of determination and (b) $5,000,000.

         Debt shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) all obligations under operating leases which require such Person or its Affiliate to make payments over the term of such lease, including payments at termination, based on the purchase price or appraisal value of the Property subject to such lease plus a marginal interest rate, and used primarily as a financing vehicle for, or to monetize, such Property; (vi) all Debt (as described in the other clauses of this definition) and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person;
(vii) all Debt (as described in the other clauses of this definition) and other obligations of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the debtor or obligations of others; (viii) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (ix) obligations to deliver goods or services including Hydrocarbons in consideration of advance payments; (x) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (xi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock;

(xii) any Debt of a Subsidiary for which such Person is liable either by agreement or because of a Governmental Requirement; (xiii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (xiv) all obligations of such Person under Hedging Agreements.

         Default shall mean an Event of Default or an event which with notice or lapse of applicable grace period or both would become an Event of Default.

         Dollars and $ shall mean lawful money of the United States of America.

         EBITDA shall mean, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion and amortization.

         Engineering Reports shall have the meaning assigned such term in
Section 2.08.

         Environmental Laws shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which any Obligor or any Subsidiary is conducting or at any time has conducted business, or where any Property of any Obligor or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" or "threatened release" have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" or "disposed" have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of any Obligor or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute.

         ERISA Affiliate shall mean each trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

         ERISA Event shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Borrower, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

         Event of Default shall have the meaning assigned such term in Section 10.01.

         Excepted Liens shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with worker's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operators' Liens in favor of Persons other than Obligors, Subsidiaries and their Affiliates, vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases by lessors or farmout agreements by farmors for royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of any Obligor or any Subsidiary for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the transportation of gas, oil, or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any rights of way or other Property which in the aggregate do not materially impair the use of such rights of way or other Property for the purposes of which such rights of way and other Property are held by any Obligor or any Subsidiary or materially impair the value of such Property subject thereto; (vi) deposits of cash or securities to secure the performance of bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business; (vii) the Existing Liens and (viii) Liens permitted by the Security Instruments.

         Existing Letters of Credit shall mean the issued and outstanding letters of credit issued under the Existing Credit Agreement more particularly described on Schedule 2.01(b) attached hereto, which Existing Letters of Credit shall be deemed Letters of Credit hereunder.

         Federal Funds Rate shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such- day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         Fee Letter shall mean that certain letter agreement from Wachovia Bank, National Association and Wachovia Capital Markets, LLC to the Borrower dated January 27, 2004, concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

         Financial Statements shall mean the financial statement or statements of the Borrower and its Consolidated Subsidiaries described or referred to in
Section 7.02.

         Funded Debt shall mean, for any Person the sum of the following (without duplication): (i) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments (including principal, interest, fees and charges); (ii) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money); (iv) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable (whether contingent or otherwise); (v) obligations to pay for goods or services whether or not such goods or services are actually received or utilized by such Person; (vi) any capital stock of such Person in which such Person has a mandatory obligation to redeem such stock;
(vii) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; and (viii) all obligations of such Person under Hedging Agreements.

         GAAP shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         Governmental Authority shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, any Obligor, their Subsidiaries or any of their Property or the Administrative Agent, any Lender or any Applicable Lending Office.

         Governmental Requirement shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

         Guarantor shall mean each of the parties named as "Guarantors" in the opening paragraph of this Agreement and each of the parties that from time to time become a party to a Guaranty Agreement pursuant to the terms of this Agreement provided that at such time that Parent ceases beneficially to own, directly or indirectly, 80% or more of the outstanding shares of voting capital stock of the Borrower, Parent shall cease to be a Guarantor and at such time that Atlas Holdings is liquidated and dissolved as permitted under Section 9.09, Atlas Holdings shall cease to be a Guarantor.

         Guarantor Subsidiary shall mean each Subsidiary of Borrower (whether now existing or hereafter created or acquired) who is (or should have been) a Guarantor.

         Guaranty Agreement shall mean an agreement executed by a Guarantor in form and substance satisfactory to the Administrative Agent guarantying, unconditionally, payment of the Indebtedness, as the same may be amended, modified or supplemented from time to time.

         Hedging Agreements shall mean any commodity, interest rate or currency swap, cap, floor, collar, forward agreement or other exchange or protection agreements or any option with respect to any such transaction.

         Highest Lawful Rate means, as of a particular date, the highest non-usurious rate of interest, if any, permitted from day to day by applicable law. To the extent Texas law is applicable, the Lenders hereby notify and disclose to the Borrower that, for purposes of Texas Finance Code ss.303.001, as it may from time to time be amended, the "applicable ceiling" shall be the "weekly ceiling" from time to time in effect as limited by Texas Finance Code ss.303.009; provided, however, that to the extent permitted by applicable law, the Lender reserves the right to change the "applicable ceiling" from time to time by further notice and disclosure to the Borrower.

         Hydrocarbon Interests shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

         Hydrocarbons shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

         Indebtedness shall mean any and all amounts owing or to be owing by the Borrower or any Obligor to the Administrative Agent, the Issuing Bank and/or the Lenders or any Affiliates of Lenders in connection with the Loan Documents, any Letter of Credit Agreements, any Hedging Agreements now or hereafter arising between the Borrower or any Obligor and the Administrative Agent, the Issuing Bank, any Lender or its Affiliate and permitted by the terms of this Agreement, and all renewals, extensions and/or rearrangements of any of the foregoing.

         Indemnified Parties shall have the meaning assigned such term in
Section 12.03(a)(ii).

         Indemnity Matters shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

         Initial Borrowing Base shall have the meaning assigned such term in
Section 2.08(a).

         Initial Funding shall mean the funding of the initial Loans or issuance of the initial Letters of Credit upon satisfaction of the conditions set forth in Sections 6.01 and 6.02.

         Initial Reserve Report shall mean collectively the reports, copies of which have been delivered to the Administrative Agent, dated as of October 1, 2003, prepared by Wright & Company, Inc.

         Intercompany Debt shall mean Funded Debt that is owed by a Wholly Owned Subsidiary to the Borrower or any other Obligor or by the Borrower or other Obligor to another Obligor, the Borrower or a Wholly Owned Subsidiary.

         Intercompany Notes shall mean the promissory notes executed to evidence the Intercompany Debt.

         Interest Period shall mean, with respect to any LIBOR Loan, the period commencing on the date such LIBOR Loan is made and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as the Borrower may select as provided in Section 2.02, except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) no Interest Period may end after the Revolving Credit Termination Date; (ii) no Interest Period for any LIBOR Loan may end after the due date of any installment, if any, provided for in Section 3.01 to the extent that such LIBOR Loan would need to be prepaid prior to the end of such Interest Period in order for such installment to be paid when due; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loans would otherwise be for a shorter period, such Loans shall not be available hereunder.

         Issuing Bank shall have the meaning assigned to such term in the introductory paragraph to this Agreement, or any other Lender agreed to between the Borrower and the Administrative Agent to issue Letters of Credit.

         LC Commitment at any time shall mean $10,000,000.

         LC Exposure at any time shall mean the difference between (i) the aggregate face amount of all undrawn and uncancelled Letters of Credit plus (ii) the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed.

         Letter of Credit Agreements shall mean the written agreements with the Issuing Bank, as issuing lender for any Letter of Credit, executed in connection with the issuance by the Issuing Bank of the Letters of Credit, such agreements to be on the Issuing Bank's customary form for letters of credit of comparable amount and purpose as from time to time in effect or as otherwise agreed to by the Borrower and the Issuing Bank.

         Letters of Credit shall mean the stand-by letters of credit issued pursuant to Section 2.01(b) and all reimbursement obligations pertaining to any such letters of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

         LIBOR shall mean the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) of interest determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period commencing on the first day of such Interest Period appearing on Dow Jones Market Service Page 3750 as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period. In the event that such rate does not appear on Dow Jones Market Service Page 3750, "LIBOR" shall be determined by the Administrative Agent to be the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars are offered by leading reference banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period and in an amount substantially equal to the amount of the applicable Loan.

         LIBOR Loans shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Adjusted LIBOR".

         Lien shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, each Obligor or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

         Loan Documents shall mean this Agreement, the Notes, all Letters of Credit, all Letter of Credit Agreements, the Fee Letter, the Security Instruments, the Guaranty Agreements and the Assignment of Notes, Documents and Liens.

         Loans shall mean the loans as provided for by Section 2.01(a) or any Continuations or Conversions thereof.

         Majority Lenders shall mean, at any time while no Loans are outstanding, Lenders having at least sixty-seven percent (67%) of the Aggregate Revolving Credit Commitments and, at any time while Loans are outstanding, Lenders holding at least sixty-seven percent (67%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Lender of a participation in any Loan under Section 12.06(c)).

         Material Adverse Effect shall mean any material and adverse effect on
(i) the assets, liabilities, financial condition, business, operations or affairs of the Borrower and the Guarantors taken as a whole, or (ii) the ability of the Borrower or any Guarantor to carry out its business as at the Closing Date (excluding the dissolution or liquidation of any Guarantor pursuant to a merger to the extent permitted under Section 9.09) or meet its obligations under the Loan Documents on a timely basis, or (iii) the Administrative Agent's and the Lenders' interests in the collateral securing the Indebtedness, or the Administrative Agents' or the Lenders' ability to enforce their rights and remedies under this Agreement or any other Loan Document, at law or in equity.

         Material Agreements shall have the meaning assigned to such term in
Section 7.23.

         Maximum Revolving Credit Amount shall mean, as to each Lender, the amount set forth opposite such Lender's name on Annex I under the caption "Maximum Revolving Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         Mortgaged Property shall mean the Property owned by the Obligors and which is subject to the Liens existing and to exist under the terms of the Security Instruments.

         Multiemployer Plan shall mean a Plan defined as such in Section 3(37) or 4001(a)(3) of ERISA.

         Notes shall mean the Notes provided for by Section 2.06, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

         Oil and Gas Properties shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

         Oil and Gas Properties Collateral Value shall mean the collateral value of the Oil and Gas Properties as determined by the Lenders in accordance with the procedures set forth under Section 2.08.

         Other Taxes shall have the meaning assigned such term in Section
4.06(b).

         Ownership Report shall mean a report prepared by the Borrower on a well by well basis reflecting the working and net revenue interests for each Obligor, and the gross working interest and gross revenue interests for each Partnership and such other information reasonably requested by Lender in form attached hereto as Schedule 7.10.

         Partnerships shall mean such partnerships listed on Schedule 7.14 and such other partnerships which are principally engaged in the acquisition and development of Oil and Gas Properties as may be wholly or partially owned directly or indirectly by any Obligor from time to time hereafter other than APL.

         PBGC shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

         Percentage Share shall mean the percentage of the Aggregate Revolving Credit Commitment to be provided by a Lender under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

         Permitted Merger shall mean such merger or consolidation as is permitted under Section 9.09.

         Person shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

         Plan shall mean any employee pension benefit plan, as defined in
Section 3(2) of ERISA, which (i) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any Subsidiary or an ERISA Affiliate or (ii) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Borrower, any Subsidiary or an ERISA Affiliate.

         Post-Default Rate shall mean, in respect of any principal of any Loan or any other amount payable by the Borrower under this Agreement or any other Loan Document, a rate per annum equal to two percent (2%) per annum above the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate.

         Prime Rate shall mean the rate of interest from time to time announced publicly by the Administrative Agent as its prime commercial lending rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

         Principal Office shall mean the principal office of the Administrative Agent, presently located at 1001 Fannin, Suite 2255, Houston, Texas 77002-6709.

         Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, moveable or immoveable, tangible or intangible.

         Quarterly Dates shall mean the first day of each January, April, July, and October in each year, the first of which shall be April 1, 2004; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

         Redetermination Date shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in
Section 2.08(b) both for scheduled redeterminations and unscheduled redeterminations.

         Regulation D shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         Regulatory Change shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

         Required Payment shall have the meaning assigned such term in Section 4.04.

         Reserve Report shall mean a report, in form and substance satisfactory to the Administrative Agent, setting forth, as of each October 1 or April 1, immediately prior to the commencement of each Borrowing Base Period, as applicable (or such other date in the event of an unscheduled redetermination);
(i) the oil and gas reserves attributable to all of the Obligors' Oil and Gas Properties whether owned directly or indirectly by such Person and expressly including such reserves attributable to each Obligor's net ownership in the Partnerships' Oil and Gas Properties together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time and (ii) such other information as the Administrative Agent may reasonably request.

         Reserve Requirement shall mean, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which LIBOR is to be determined as provided in the definition of "LIBOR" or (ii) any category of extensions of credit or other assets which include a LIBOR Loan.

         Responsible Officer shall mean, as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Borrower.

         Revolving Credit Commitment shall mean, for any Lender, its obligation to make Loans and participate in the issuance of Letters of Credit as provided in Section 2.01(b) up to the lesser of (i) such Lender's Maximum Revolving Credit Amount and (ii) such Lender's Percentage Share of the then effective Borrowing Base.

         Revolving Credit Termination Date shall mean the earlier to occur of
(i) the third anniversary date of the Closing Date, (ii) the date that the Commitments are terminated pursuant to Section 10.02, and (iii) the date that the Commitments are fully terminated pursuant to Section 2.03(b).

         Scheduled Redetermination Date shall have the meaning assigned such term in Section 2.08(b).

         SEC shall mean the Securities and Exchange Commission or any successor Governmental Authority.

         Security Instruments shall mean the agreements or instruments described or referred to in Exhibit D, and any and all other agreements or instruments now or hereafter executed and delivered by the Obligors or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, the Guarantees, the Hedge Agreements, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

         Special Entity shall mean any joint venture, limited liability company or partnership, general or limited partnership or any other type of partnership or company other than a corporation in which the Borrower or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

         Subsidiary shall mean (i) any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Borrower or one or more of its Subsidiaries or by the Borrower and one or more of its Subsidiaries and (ii) any Special Entity excluding APL.

         Successful Public Offering means the completion of the offering as described in the Borrower's Form S-1 filed with the SEC on February 10, 2004, Registration No. 333-112653.

         Tax Matters Agreement means that agreement to be entered into between Parent and Borrower upon a Successful Public Offering under which Parent and Borrower agree to pay income taxes on terms reasonably satisfactory to Administrative Agent.

         Taxes shall have the meaning assigned such term in Section 4.06(a).

         Transfer shall mean any sale, assignment, farm-out, conveyance or other transfer of any Oil and Gas Property, or any interest in any Oil and Gas Property (including, without limitation, any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest) or in any Partnership or APL units of any Obligor, except for (i) the sale of Hydrocarbons in the ordinary course of business on a current basis, or (ii) the sale or transfer of equipment in the ordinary course of business that is no longer necessary for the business of any Obligor or is contemporaneously replaced by equipment of at least comparable value and use.

         Transition Services Agreement means that agreement to be entered into between Parent and Borrower upon a Successful Public Offering under which Parent and Borrower each agrees to provide for a fee to the other Person certain administrative, accounting and operational services under terms reasonably acceptable to Administrative Agent.

         Type shall mean, with respect to any Loan, a Base Rate Loan or a LIBOR Loan.

         Wholly Owned Subsidiary shall mean a Subsidiary for which all of the outstanding shares of stock or other equity of such entity is owned directly or indirectly by Borrower or one of Borrower's Wholly Owned Subsidiaries.

         Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Borrower referred to in Section 7.02 (except for changes concurred with by the Borrower's independent public accountants).

                                   ARTICLE II
                                   Commitments

         Section 2.01 Loans and Letters of Credit.

         (a) Loans. Each Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower during the period from and including (i) the Closing Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding, the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Revolving Credit Commitment as then in effect; provided, however, that the aggregate principal amount of all such Loans by all Lenders hereunder at any one time outstanding together with the LC Exposure shall not exceed the greater of (i) the Borrowing Base and (ii) the Aggregate Revolving Credit Commitments. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding, the Revolving Credit Termination Date, the Borrower may borrow, repay and reborrow the amount described in this Section 2.01(a).

         (b) Letters of Credit. During the period from and including the Closing Date to, but excluding, five (5) Business Days prior to the Revolving Credit Termination Date, the Issuing Bank, as issuing bank for the Lenders, agrees to [continue the Existing Letters of Credit and] extend credit for the account of any Obligor other than Parent at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the LC Exposure at any one time outstanding shall not exceed the lesser of (i) the LC Commitment or (ii) the Aggregate Revolving Credit Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Lenders shall participate in such Letters of Credit according to their respective Percentage Shares. Each of the Letters of Credit shall (i) be issued by the Issuing Bank, (ii) contain such terms and provisions as are reasonably required by the Issuing Bank, (iii) be for the account of such Obligor other than Parent, and (iv) expire not later than the earlier of (A) twelve months from the date of issuance of such Letter of Credit and (B) five (5) Business Days before the Revolving Credit Termination Date.

         (c) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Borrower, the Loans may be Base Rate Loans or LIBOR Loans; provided that, without the prior written consent of the Majority Lenders, no more than five LIBOR Loans may be outstanding at any time.

         (d) Loans and Borrowings under the Prior Credit Agreement. On the Closing Date (or as soon as practicable with respect to (iv)):

                  (i) the Borrower shall pay all accrued and unpaid commitment fees, break funding fees under Section 5.05 and all other fees that are outstanding under the Existing Credit Agreement for the account of each Prior Lender under the Prior Credit Agreement;

                  (ii) each "Base Rate Loan" and "LIBOR Loan" outstanding under the Prior Credit Agreement shall be deemed to be repaid with the proceeds of a new Base Rate Loan or LIBOR Loan, as applicable, under this Agreement;

                  (iii) the Administrative Agent shall use reasonable efforts to cause such Prior Lender under the Prior Credit Agreement to deliver to the Borrower as soon as practicable after the Closing Date, the Note issued by the Borrower to it under the Prior Credit Agreement, marked "canceled" or otherwise similarly defaced; and

                  (iv) the Prior Credit Agreement and the commitments thereunder shall be superceded by this Agreement and such commitments shall terminate.

                  It is the intent of the parties that this Agreement not constitute a novation of the obligations and liabilities existing under the Prior Credit Agreement or evidence repayment of any such obligations and liabilities and that this Agreement amend and restate in its entirety the Prior Credit Agreement and re-evidence the obligations of the Borrower outstanding thereunder.

         Section 2.02 Borrowings, Continuations and Conversions, Letters of Credit.

         (a) Borrowings. The Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each borrowing hereunder, which shall specify (i) the aggregate amount of such borrowing, (ii) the Type and (iii) the date (which shall be a Business Day) of the Loans to be borrowed, and (iv) (in the case of LIBOR Loans) the duration of the Interest Period therefor.

         (b) Minimum Amounts. If a borrowing consists in whole or in part of LIBOR Loans, such LIBOR Loans shall be in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof. If a borrowing consists in whole or in part of Base Rate Loans, such Base Rate Loans shall be in amounts of at least $500,000 or integral multiples of $250,000 in excess thereof.

         (c) Notices. All borrowings, continuations and conversions shall require advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit B (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent not later than 12:00 p.m. Charlotte, North Carolina time at least one Business Day prior to the date of each Base Rate Loan borrowing and three Business Days prior to the date of each LIBOR Loan borrowing, continuation or conversion. Without in any way limiting the Borrower's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

         (d) Continuation Options. Subject to the provisions made in this
Section 2.02(d), the Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Borrower shall be deemed to have elected to convert such LIBOR Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any LIBOR Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each LIBOR Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

         (e) Conversion Options. The Borrower may elect to convert all or any part of any LIBOR Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this Section 2.02(e), the Borrower may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a LIBOR Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a LIBOR Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $500,000 or any whole multiple of $250,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a LIBOR Loan.

         (f) Advances. Not later than 12:00 p.m. Charlotte, North Carolina time on the date specified for each the borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Borrower. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower, designated by the Borrower and maintained at the Principal Office.

         (g) Letters of Credit. The Borrower shall give the Issuing Bank (which shall promptly notify the Lenders of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Issuing Bank not later than 12:00 p.m. Charlotte, North Carolina time not less than three Business Days prior thereto of each request for the issuance, and at least ten Business Days prior to the date of the renewal or extension, of a Letter of Credit hereunder which request shall specify (i) the amount of such Letter of Credit, (ii) the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, (iii) the duration thereof, (iv) the name and address of the beneficiary thereof, and (v) such other information as the Issuing Bank may reasonably request, all of which shall be reasonably satisfactory to the Issuing Bank. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Administrative Agent shall issue, renew or extend such Letter of Credit to the beneficiary thereof.

         In conjunction with the issuance of each Letter of Credit, the Borrower shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Borrower, the Issuing Bank, the Administrative Agent and the Lenders hereby agree that the provisions of this Agreement shall govern.

         The Issuing Bank will send to the Borrower and each Lender, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

         Section 2.03 Changes of Commitments.

         (a) The Aggregate Revolving Credit Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Revolving Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or (ii) the then effective Borrowing Base as determined from time to time.

         (b) The Borrower shall have the right to terminate or to reduce the amount of the Aggregate Maximum Revolving Credit Amounts at any time, or from time to time, upon not less than thirty (30) days' prior notice to the Administrative Agent (who shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof; and no more than an amount by which the Aggregate Maximum Revolving Credit Amounts would be less than the aggregate outstanding principal amount of the Loans plus the LC Exposure) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

         (c) The Aggregate Maximum Revolving Credit Amounts once terminated or reduced may not be reinstated.

         Section 2.04 Fees.

         (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average unused amount of the Borrowing Base for each Borrowing Base Period up to, but excluding, the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to 1/2 of 1%. Accrued commitment fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Revolving Credit Commitments are terminated or the Revolving Credit Termination Date.

         (b) Increase in Borrowing Base. The Borrower shall pay to the Administrative Agent, as a fee for the ratable account of the Lenders (i) a fee equal to three-eighths of one percent (0.375%) of each marginal increase in the then current Borrowing Base after the Initial Borrowing Base. Any fee arising under this Section 2.04(b) is to be paid upon the effective date of the related Borrowing Base increase.

         (c) Letter of Credit Fees.

                  (i) The Borrower agrees to pay the Administrative Agent, for the account of each Lender, commissions for issuing the Letters of Credit on the daily average outstanding of the maximum liability of the Issuing Bank existing from time to time under such Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin in effect from time to time for LIBOR Loans, provided that each Letter of Credit shall bear a minimum commission of $500 and further provided, during any period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured and waived, equal to the Post-Default Rate. Each Letter of Credit shall be deemed to be outstanding up to the full face amount of the Letter of Credit until the Issuing Bank has received the canceled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Issuing Bank, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit. Such commissions are payable in advance at issuance of the Letter of Credit for the first year thereof and thereafter, quarterly in arrears on each Quarterly Date and upon cancellation or expiration of each such Letter of Credit.

                  (ii) The Borrower agrees to pay the Administrative Agent, for the account of the Issuing Bank, commissions for issuing the Letters of Credit (calculated separately for each Letter of Credit) equal to 0.125% of the face amount of each Letter of Credit, payable upon issuance of such Letter of Credit.

         (d) Fee Letter. The Borrower shall pay to Administrative Agent for its account such other fees as are set forth in the Fee Letter on the dates specified therein to the extent not paid prior to the Closing Date.

         Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it or to provide funds for disbursements or reimbursements under Letters of Credit on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan or provide funds on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender or to provide funds to be provided by such other Lender.

         Section 2.06 Notes. The Loans made by each Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b), payable to the order of such Lender in a principal amount equal to its Maximum Revolving Credit Amount as originally in effect and otherwise duly completed and such substitute Notes as required by Section 12.06(b). The date, amount, Type, interest rate and Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Note, and, prior to any transfer may be endorsed by such Lender on the schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a schedule shall not affect any Lender's or the Borrower's rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

         Section 2.07 Prepayments

         (a) Voluntary Prepayments. The Borrower may prepay the Base Rate Loans upon not less than one (1) Business Day's prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $100,000 or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Borrower may prepay LIBOR Loans on the same conditions as for Base Rate Loans (except that prior notice to the Administrative Agent shall be not less than three (3) Business Days for LIBOR Loans) and in addition such prepayments of LIBOR Loans shall be subject to the terms of Section 5.05 and shall be in an amount equal to all of the LIBOR Loans for the Interest Period prepaid. In the event of a voluntary prepayment pursuant to this Section 2.07(a), Borrower shall be entitled to reborrow such amounts pursuant to Section 2.01.

         (b) Mandatory Prepayments. If a Borrowing Base Deficiency results from the redetermination of the Borrowing Base pursuant to Section 2.08(b) or (d), then the Borrower shall, within thirty (30) days notify Administrative Agent of Borrower's election to, (i) prepay the Loans in two equal installments equal to one half of the aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency, together with interest on the principal amount paid accrued to the date of each such prepayment due ninety (90) days and one hundred and eighty (180) days from the date of such redetermination, (ii) pledge, or cause any Subsidiary to pledge, additional unencumbered collateral of sufficient value and character (as determined by the Administrative Agent and the Lenders in their sole discretion) that when added to the existing collateral shall cause the Borrowing Base to equal or exceed the aggregate outstanding Loans plus the LC Exposure, or (iii) any combination of (i) and (ii) satisfactory to the Administrative Agent and the Lenders. If, because of LC Exposure, a Borrowing Base Deficiency remains after prepaying all of the Loans, the Borrower shall pay to the Administrative Agent on behalf of the Lenders an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in
Section 2.10(b).

         (c) Generally. Prepayments permitted or required under this Section
2.07 shall be without premium or penalty, except as required under Section 5.05 for prepayment of LIBOR Loans. Any prepayments on the Loans may be reborrowed subject to the then effective Aggregate Revolving Credit Commitments.

         Section 2.08 Borrowing Base.

         (a) The Borrowing Base shall be determined in accordance with Section 2.08(b) by the Administrative Agent with the concurrence of the Lenders and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Borrowing Base, such redetermination shall remain in effect until the next Redetermination Date. So long as any of the Commitments are in effect or any LC Exposure or Loans are outstanding hereunder, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Closing Date until the first redetermination pursuant to Section 2.08 or adjusted pursuant to Section 8.07(b), the amount of the Borrowing Base shall be $65,000,000 (the "Initial Borrowing Base") which amount is comprised of the APL Collateral Value, initially determined to be $10,000,000, and the Oil and Gas Properties Collateral Value, initially determined to be $55,000,000.

         (b) Upon receipt of the reports required by Section 8.07 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Administrative Agent (the "Engineering Reports"), the Borrowing Base shall be redetermined for each Borrowing Base Period and each such redetermination shall be effective as of the date set forth in such notice of redetermination delivered by the Administrative Agent to Borrower (the "Scheduled Redetermination Date"). The Oil and Gas Properties Collateral Value shall be determined based upon the loan collateral value assigned to the

Mortgaged Properties. The APL Collateral Value shall be determined based upon the loan collateral value assigned to the APL units pledged by Obligors to secure the Indebtedness. The Borrowing Base shall be equal to the sum of the Oil and Gas Properties Collateral Value and the APL Collateral Value and such other credit factors (including without limitation the assets, liabilities, cash flow, business, properties, prospects, management and ownership of the Borrower and its Subsidiaries) which the Lenders deem significant. The Lenders' determination of the Borrowing Base shall be in their sole discretion and shall not be subject to review or challenge. Upon each redetermination of the Borrowing Base, the Administrative Agent shall recommend to the Lenders a new Borrowing Base and the Lenders in accordance with their customary policies and procedures for extending credit to oil and gas reserve-based customers shall establish the redetermined Borrowing Base by unanimous agreement in the event of any increase in the Borrowing Base and by agreement of at least the Majority Lenders in the event of any redetermination to maintain or reduce the Borrowing Base. If the Borrower does not furnish the Engineering Reports by the date required, the Lenders may nonetheless determine a new Borrowing Base. It is expressly understood that the Lenders shall have no obligation to determine the Borrowing Base at any particular amount, either in relation to the Maximum Revolving Credit Amount or otherwise.

                  (c) The Borrower shall have the right to reduce the amount of the Borrowing Base upon not less than thirty (30) days' prior written notice to the Administrative Agent (who shall promptly notify the Lenders) of the reduction, which shall specify the effective date thereof and the amount of such reduction (which shall not be less than $1,000,000 or any whole multiple of $1,000,000 in excess thereof, no more than an amount which would cause a Borrowing Base Deficiency) and shall be irrevocable and effective only upon receipt by the Administrative Agent. The Borrowing Base once reduced at Borrower's election may not be reinstated by Borrower, nor shall Lenders be obligated to determine the Borrowing Base at any subsequent Scheduled Redetermination Date or other Special Borrowing Base Determination at any particular amount, either in relation to the Borrowing Base prior or subsequent to any such optional reduction by Borrower.

                  (d) In addition to "Scheduled Borrowing Base Determinations" pursuant to Section 2.08(b), the Borrower and the Majority Lenders may each request one (1) additional redetermination of the Borrowing Base during each Borrowing Base Period. In the event the Borrower or Majority Lenders request a "Special Borrowing Base Determination" pursuant to this Section 2.08(d), the Borrower shall deliver written notice of such request to the Administrative Agent which shall include: (i) Engineering Report(s) prepared as of a date not more than thirty (30) calendar days prior to the date of such request, and (ii) such other information as Administrative Agent and the Lenders shall request prepared as of a date not more than thirty (30) calendar days prior to the date of such request. Likewise, in the event the Lenders exercise their option for a Special Borrowing Base Determination, the Administrative Agent shall give the Borrower notice of the redetermined Borrowing Base which shall state the effective date of the redetermination.

         Section 2.09 Assumption of Risks. The Borrower assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither the Issuing Bank (except in the case of gross negligence or willful misconduct on the part of the Issuing Bank or any of its employees), its correspondents nor any Lender shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of

Credit; or for any other consequences arising from causes beyond the Issuing Bank's control or the control of the Issuing Bank's correspondents. In addition, neither the Issuing Bank, the Administrative Agent nor any Lender shall be responsible for any error, neglect, or default of any of the Issuing Bank's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Issuing Bank's, the Administrative Agent's or any Lender's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Issuing Bank and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Borrower agrees that any action, inaction or omission taken or not taken by the Issuing Bank or by any correspondent for the Issuing Bank in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Borrower and shall not put the Issuing Bank or its correspondents under any resulting liability to the Borrower.

         Section 2.10 Obligation to Reimburse and to Prepay.

         (a) If a disbursement by the Issuing Bank is made under any Letter of Credit, the Borrower shall pay to the Administrative Agent within two (2) Business Days after notice of any such disbursement is received by the Borrower, the amount of each such disbursement made by the Issuing Bank under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Borrower and
(ii) thereafter, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate) for the period from and including the third Business Day following the date of such disbursement to and including the date of repayment in full of such disbursed amount. The obligations of the Borrower under this Agreement with respect to each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any of the Security Instruments; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement (except to the extent permitted by any amendment or waiver), any Letter of Credit or any of the Security Instruments;
(iii) the existence of any claim, set-off, defense or other rights which the Borrower may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the Security Instruments, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Issuing Bank under any Letter of Credit against presentation of a draft certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

Notwithstanding anything in this Agreement to the contrary, the Borrower will not be liable for payment or performance that results from the gross negligence or willful misconduct of the Issuing Bank, except (i) where the Borrower or any Subsidiary actually recovers the proceeds for itself or the Issuing Bank of any payment made by the Issuing Bank in connection with such gross negligence or willful misconduct or (ii) in cases where the Administrative Agent makes payment to the named beneficiary of a Letter of Credit.

         (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Section 2.07(b) or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure (or the excess in the case of Section 2.07(b)) shall be deemed to be forthwith due and owing by the Borrower to the Issuing Bank, the Administrative Agent and the Lenders as of the date of any such occurrence; and the Borrower's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Borrower may now or hereafter have against any such beneficiary, the Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such payments shall be held by the Issuing Bank on behalf of the Lenders as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Borrower hereby grants to and by its deposit with the Administrative Agent grants to the Administrative Agent a security interest in such cash collateral. In the event of any such payment by the Borrower of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Administrative Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the Security Instruments, to remit to the Borrower amounts for which the contingent obligations evidenced by the Letters of Credit have ceased.

         (c) Each Lender severally and unconditionally agrees that it shall promptly reimburse the Issuing Bank an amount equal to such Lender's Percentage Share of any disbursement made by the Issuing Bank under any Letter of Credit that is not reimbursed according to this Section 2.10.

         (d) Notwithstanding anything to the contrary contained herein, if no Default exists and subject to availability under the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), to the extent the Borrower has not reimbursed the Issuing Bank for any drawn upon Letter of Credit within one
(1) Business Days after notice of such disbursement has been received by the Borrower, the amount of such Letter of Credit reimbursement obligation shall automatically be funded by the Lenders as a Loan hereunder and used by the Lenders to pay such Letter of Credit reimbursement obligation. If an Event of Default has occurred and is continuing, or if the funding of such Letter of Credit reimbursement obligation as a Loan would cause the aggregate amount of all Loans outstanding to exceed the Aggregate Revolving Credit Commitments (after reduction for LC Exposure), such Letter of Credit reimbursement obligation shall not be funded as a Loan, but instead shall accrue interest as provided in Section 2.10(a).

         Section 2.11 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                                  ARTICLE III
                       Payments of Principal and Interest

         Section 3.01 Repayment of Loans.

         (a) Loans. On the Revolving Credit Termination Date the Borrower shall repay the outstanding aggregate principal of the Notes.

         (b) Generally. The Borrower will pay to the Administrative Agent, for the account of each Lender, the principal payments required by this Section 3.01.

         Section 3.02 Interest.

         (a) Interest Rates. The Borrower will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period commencing on the date such Loan is made to, but excluding, the date such Loan shall be paid in full, at the following rates per annum:

                  (i) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate; and

                  (ii) if such a Loan is a LIBOR Loan, for each Interest Period relating thereto, the Adjusted LIBOR for such Loan plus the Applicable Margin (as in effect from time to time), but in no event to exceed the Highest Lawful Rate.

         (b) Post-Default Rate. Notwithstanding the foregoing, the Borrower will pay to the Administrative Agent, for the account of each Lender interest at the applicable Post-Default Rate on any Loan made by such Lender, and (to the fullest extent permitted by law) on any other amount payable by the Borrower hereunder, under any Loan Document or under any Note held by such Lender to or for account of such Lender, for the period commencing on the date of an Event of Default until the same is paid in full or all Events of Default are cured or waived.

         (c) Due Dates. Accrued interest on Base Rate Loans shall be payable on each Quarterly Date commencing on April 1, 2004, and accrued interest on each LIBOR Loan shall be payable on the last day of the Interest Period therefor, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any LIBOR Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Any accrued and unpaid interest on the Loans on the Revolving Credit Termination Date shall be paid on such date.

         (d) Determination of Rates. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall notify the Lenders to which such interest is payable and the Borrower thereof. Each determination by the Administrative Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.

                                   ARTICLE IV
                Payments; Pro Rata Treatment; Computations; Etc.

         Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement, the Notes, Letters of Credit, and the Letter of Credit Agreements shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Borrower from time to time, not later than 12:00 p.m. Charlotte, North Carolina time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for account of a Lender shall be paid promptly to such Lender in immediately available funds. Except as otherwise provided in the definition of "Interest Period", if the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any borrowing, the Borrower shall notify the Administrative Agent of the Loans to which such payment shall apply. In the absence of such notice the Administrative Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

         Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each borrowing from the Lenders under Section 2.01 and each continuation and conversion under Section 2.02 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of fees under Sections 2.04(a), 2.04(b), and 2.04(c)(i) shall be made for account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Revolving Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders; and (iii) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders; and (iv) each reimbursement by the Borrower of disbursements under Letters of Credit shall be made for account of the Issuing Bank or, if funded by the Lenders, pro rata for the account of the Lenders, in accordance with the amounts of reimbursement obligations due and payable to each respective Lender.

         Section 4.03 Computations. Interest on LIBOR Loans and fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Borrower prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Borrower) a payment to the Administrative Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Borrower (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until, but excluding, the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for the Borrower as recipient, will be equal to the Base Rate plus the Applicable Margin.

         Section 4.05 Set-off, Sharing of Payments, Etc.

         (a) The Borrower agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Lender may otherwise have, each Lender shall have the right and be entitled (after consultation with the Administrative Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Borrower or any Subsidiary at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

         (b) If any Lender shall obtain payment of any principal of or interest on any Loan made by it to the Borrower under this Agreement (or reimbursement as to any Letter of Credit) through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest (or reimbursement) then due hereunder by the Borrower to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans (or participations in Letters of Credit) made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Lenders (or reimbursements of Letters of Credit). To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans made by other Lenders (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans (or Letters of Credit) in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.05 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.05 to share the benefits of any recovery on such secured claim.

         Section 4.06 Taxes.

         (a) Payments Free and Clear. Any and all payments by the Borrower hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender, the Issuing Bank and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent, the Issuing Bank or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office,
(ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent, the Issuing Bank or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender, the Issuing Bank or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders, the Issuing Bank or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender, the Issuing Bank or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

         (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any Security Instrument (hereinafter referred to as "Other Taxes").

         (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER WILL INDEMNIFY EACH LENDER AND THE ISSUING BANK AND THE ADMINISTRATIVE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER, ISSUING BANK OR THE ADMINISTRATIVE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER, ISSUING BANK OR THE ADMINISTRATIVE AGENT HAS RECEIVED PAYMENT FROM THE BORROWER IT SHALL PROMPTLY NOTIFY THE BORROWER OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE BORROWER (OR PROMPTLY UPON RECEIPT, IF THE BORROWER HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE BORROWER WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED) PROVIDED THAT THE BORROWER, UPON THE REQUEST OF SUCH LENDER, THE ISSUING BANK OR THE ADMINISTRATIVE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR THE ADMINISTRATIVE AGENT IN THE EVENT SUCH LENDER OR THE ADMINISTRATIVE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

         (d) Lender Representations.

                  (i) Each Lender represents that it is either (1) a banking association or corporation organized under the laws of the United States of America or any state thereof or (2) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a banking association or corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Borrower and the Administrative Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Borrower or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8ECI Certification") or (B) Internal Revenue Service Form W-8BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8BEN Certification"). In addition, each Lender agrees that if it previously filed a Form W-8ECI Certification, it will deliver to the Borrower and the Administrative Agent a new Form W-8ECI Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form W8BEN Certification, it will deliver to the Borrower and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Borrower and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this
         Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Borrower and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Borrower and the Administrative Agent have received a Form W-8BEN Certification or Form W-8ECI Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Borrower shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless the Borrower or Administrative Agent, as applicable, from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this Section 4.06 or (ii) the Borrower or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this
         Section 4.06.

                  (ii) For any period with respect to which a Lender has failed to provide the Borrower with the form required pursuant to this Section 4.06, if any (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that if a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

                  (iii) Any Lender claiming any additional amounts payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

                                   ARTICLE V
                                Capital Adequacy

         Section 5.01 Additional Costs.

         (a) LIBOR Regulations, etc. The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs which it determines are attributable to its making or maintaining of any LIBOR Loans or issuing or participating in Letters of Credit hereunder or its obligation to make any LIBOR Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such LIBOR Loans, Letters of Credit (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any Note in respect of any of such LIBOR Loans or Letters of Credit (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Lender, or the Commitment or Loans of such Lender or the London interbank market; or (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Lender's Commitment or Loans. Each Lender will notify the Administrative Agent and the Borrower of any event occurring after the Closing Date which will entitle such Lender to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, provided that such Lender shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender, suspend the obligation of such Lender to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (b) Regulatory Change. Without limiting the effect of the provisions of
Section 5.01(a), in the event that at any time (by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting (A) any Lender, (B) the London interbank market or (C) such Lender's position in such market), the Adjusted LIBOR, as determined in good faith by such Lender, will not adequately and fairly reflect the cost to such Lender of funding its LIBOR Loans, then, if such Lender so elects, by notice to the Borrower and the Administrative Agent, the obligation of such Lender to make additional LIBOR Loans shall be suspended until such Regulatory Change or other circumstances ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

         (c) Capital Adequacy. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to any Lender from time to time on request such amounts as such Lender may reasonably determine to be necessary to compensate such Lender or its parent or holding company for any costs which it determines are attributable to the maintenance by such Lender or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Note, or its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender or its parent or holding company (or any Applicable Lending Office) to a level below that which such Lender or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Lender will notify the Borrower that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

         (d) Compensation Procedure. Any Lender notifying the Borrower of the incurrence of Additional Costs under this Section 5.01 shall in such notice to the Borrower and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or (b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans or issue Letters of Credit, or on amounts receivable by it in respect of Loans or Letters of Credit, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by the Borrower within thirty
(30) days of the receipt by the Borrower of the notice described in this Section 5.01(d).

         Section 5.02 Limitation on LIBOR Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Adjusted LIBOR for any Interest Period:

                  (i) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Adjusted LIBOR" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

                  (ii) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Adjusted LIBOR" in Section
         1.02 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining LIBOR Loans; then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional LIBOR Loans.

         Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

         Section 5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03. If the obligation of any Lender to make LIBOR Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Lender so requests by notice to the Borrower, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

         Section 5.05 Compensation. The Borrower shall pay to each Lender within thirty (30) days of receipt of written request of such Lender (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

                  (i) any payment, prepayment or conversion of a LIBOR Loan properly made by such Lender or the Borrower for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

                  (ii) any failure by the Borrower for any reason (including but not limited to, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow, continue or convert a LIBOR Loan from such Lender on the date for such borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                                   ARTICLE VI
                              Conditions Precedent

         Section 6.01 Initial Funding. The obligation of the Lenders to amend and restate the Prior Credit Agreement to make the Initial Funding and of any Issuing Bank to issue any Letters of Credit hereunder is subject to the receipt by the Administrative Agent and the Lenders of all fees payable pursuant to
Section 2.04 on or before the Closing Date and the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Administrative Agent in form and substance:

         (a) A certificate of the Secretary or an Assistant Secretary of the Borrower setting forth (i) resolutions of its board of directors with respect to the authorization of the Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and
(iv) the articles or certificate of incorporation and bylaws of the Borrower, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

         (b) A certificate of the Secretary or an Assistant Secretary of each Guarantor setting forth (i) resolutions of its board of directors with respect to the authorization of such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Guarantor (y) who are authorized to sign the Loan Documents to which such Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and
(iv) the articles or certificate of incorporation and bylaws (or equivalent constituent documents) of such Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificates until they receive notice in writing from any Guarantor to the contrary.

         (c) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Obligors.

         (d) A compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

         (e) The Notes, duly completed and executed.

         (f) The Security Instruments, including those described on Exhibit D, duly completed and executed by the respective parties thereto in sufficient number of counterparts for recording, if necessary including delivery of all original stock certificates, blank stock powers, and Intercompany Notes duly endorsed as required under such Security Instruments.

         (g) Review of Obligors' financial condition satisfactory to Lenders.

         (h) An opinion of The Ledgewood Law Firm, counsel to the Obligors and from other local counsel acceptable to the Administrative Agent with respect to enforceability of the Security Instruments under the laws of the states wherein the Oil and Gas Properties are located, each in form and substance satisfactory to the Administrative Agent, as to such matters incident to the transactions herein contemplated as the Administrative Agent may reasonably request including, without limitation, opinions as to the continued priority and perfection of the Existing Liens to secure the Obligations.

         (i) A certificate of insurance coverage of the Borrower and each Guarantor evidencing that the Borrower and each Guarantor are carrying insurance in accordance with Section 7.20 and Section 8.03(b).

         (j) Title information as the Administrative Agent may require setting forth the status of title acceptable to the Administrative Agent to at least 80% of the value of the Oil and Gas Properties of the Obligors, including the Obligors' pro rata interest in the Partnerships' Oil and Gas Properties included in the Initial Reserve Report.

         (k) The Administrative Agent shall have been furnished with appropriate UCC search certificates and other evidence satisfactory to the Administrative Agent with respect Obligors' and the Partnerships' Oil and Gas Properties reflecting no prior Liens other than Excepted Liens.

         (l) Environmental assessments and other reports to the extent maintained by Obligors covering Obligors' and the Partnerships' Oil and Gas Properties reporting on the current environmental condition of such Properties satisfactory to Lenders.

         (m) The Assignment of Notes, Documents and Liens duly completed and executed.

         (n) All authorizations, approvals or consents as may be necessary for the execution, delivery and performance by any Obligor under this Agreement.

         (o) The Guaranty Agreements duly completed and executed by the Guarantors.

         (p) Such other documents as the Administrative Agent or any Lender or special counsel to the Administrative Agent may reasonably request.

         Section 6.02 Initial and Subsequent Loans and Letters of Credit. The obligation of the Lenders to make Loans to the Borrower upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto:

         (a) no Default shall have occurred and be continuing;

         (b) no Material Adverse Effect shall have occurred; and

         (c) the representations and warranties made by the Borrower in Article VII and in the Security Instruments shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, except to the extent such representations and warranties are expressly limited to an earlier date.

Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Borrower hereunder shall constitute a certification by the Borrower to the effect set forth in Section 6.02(c) (both as of the date of such notice and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit as of the date thereof).

         Section 6.03 Conditions Precedent for the Benefit of Lenders. All conditions precedent to the obligations of the Lenders to make any Loan are imposed hereby solely for the benefit of the Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make any Loan in the absence of strict compliance with such conditions precedent.

         Section 6.04 No Waiver. No waiver of any condition precedent shall preclude the Administrative Agent or the Lenders from requiring such condition to be met prior to making any subsequent Loan or preclude the Lenders from thereafter declaring that the failure of the Borrower to satisfy such condition precedent constitutes a Default.

                                  ARTICLE VII
                         Representations and Warranties

         Each of the Obligors represents and warrants to the Administrative Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each borrowing and issuance, renewal, extension or reissuance of a Letter of Credit as provided in Section 6.02):

         Section 7.01 Corporate Existence. Each of the Obligors: (i) is a corporation, or limited partnership or limited liability company duly organized, formed, legally existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

         Section 7.02 Financial Condition. The audited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at September 30, 2003, and the related consolidated statement of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, heretofore furnished to each of the Lenders and the unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries at December 31, 2003, and their related consolidated statements of income, stockholders' equity and cash flow of the Borrower and its Consolidated Subsidiaries for the three month period ended on such date heretofore furnished to the Administrative Agent, are/is complete and correct and fairly present the consolidated financial condition of the Borrower and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the three month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Borrower nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments. Since September 30, 2003, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Borrower or any Subsidiary have been materially and adversely affected.

         Section 7.03 Litigation. Except as disclosed to the Lenders in Schedule
7.03 hereto, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Obligors threatened against or affecting the Obligors or any Subsidiary which involves the possibility of any judgment or liability against any Obligor or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would have a Material Adverse Effect. Schedule 7.03 attached hereto is a list of all litigation in which any Obligor or its Subsidiary is a party under which the amount in controversy including all expenses, fees and costs is greater than $250,000.

         Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Obligors or any Subsidiary, or any Governmental Requirement, or any agreement or instrument to which any Obligor or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Obligor or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

         Section 7.05 Authority. Each Obligor has all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by each Obligor of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms.

         Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by any Obligor of the Loan Documents to which it is a party or for the validity or enforceability thereof, except for the recording and filing of the Security Instruments as required by this Agreement.

         Section 7.07 Use of Loans. The proceeds of the Loans shall be used (i) to refinance the Prior Debt, (ii) for the development of the Obligors' Oil and Gas Properties and the acquisition of Oil and Gas Properties and related assets by the Obligors, (iii) to fund Obligors' capital contributions under the Partnerships and APL provided such capital contributions may not be used for the purpose of funding partnership distributions, (iv) as working capital, (v) for Letters of Credit to support the obligations of the Borrower and its Subsidiaries, and (vi) for general company purposes of the Borrower and its Subsidiaries. Neither the Borrower nor any other Obligor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to buy or carry any margin stock.

         Section 7.08 ERISA.

         (a) Each Obligor, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

         (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

         (c) No act, omission or transaction has occurred which could result in imposition on any Obligor, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

         (d) No contingent obligations remain due to the termination of any Plan (other than a defined contribution plan) or any trust created under any such Plan since September 2, 1974. The only Plan that has been terminated was for The Atlas Group, Inc. No liability to the PBGC (other than for the payment of current premiums which are not past due) by any Obligor, any Subsidiary or any ERISA Affiliate has been or is expected by any Obligor, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

         (e) Full payment when due has been made of all amounts which any Obligor, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

         (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of each Obligor's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

         (g) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(l) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by an Obligor, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

         (h) None of the Obligors, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years, sponsored, maintained or contributed to, any Multiemployer Plan.

         (i) None of the Obligors, any Subsidiary or any ERISA Affiliate is required to provide security under section 401 (a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

         Section 7.09 Taxes. Each Obligor and its Subsidiaries has filed all United States federal income tax returns and all other tax returns which are required to be filed by them, or otherwise obtained appropriate extensions to file, and have paid all material taxes due pursuant to such returns or pursuant to any assessment received by any Obligor or any Subsidiary except such taxes that are being contested in good faith by appropriate proceedings and for which such Obligor, as applicable, has set aside on its books adequate reserves in accordance with GAAP. The charges, accruals and reserves on the books of each Obligor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. No tax lien has been filed and, to the knowledge of the Obligors, no claim is being asserted with respect to any such tax, fee or other charge.

         Section 7.10 Titles, etc.

         (a) Each of the Borrower and its Subsidiaries has good and marketable title to its Oil and Gas Properties, free and clear of all Liens, except Excepted Liens. After giving full effect to the Excepted Liens, each Obligor owns either directly in its own name, or indirectly through its percentage ownership interest in the Partnerships, the net interests in production attributable to its Hydrocarbon Interests reflected in the most recently delivered Ownership Report and the ownership of such Oil and Gas Properties shall not in any material respect obligate such Obligor to bear the costs and expenses relating to the maintenance, development and operations of each such Oil and Gas Property in an amount in excess of the working interest of each Oil and Gas Property set forth in the most recently delivered Reserve Report; provided that to the extent an Obligor is a general partner of a Partnership, such Obligor is liable for all of the costs and expenses attributable to such Partnership's interest, but only entitled to such Obligor's percentage interest in such Partnership's net revenues. In the event an Obligor, as a general partner, pays more than its partnership share of such Partnership's costs and expenses, such Obligor is entitled to reimbursement of such excess amount out of the future income of such Partnership. All information contained in the most recently delivered Ownership Report and Reserve Report is true and correct in all material respects as of the date thereof.

         (b) All leases and agreements necessary for the conduct of the business of Borrower and its Subsidiaries are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of any Obligor and its Subsidiaries.

         (c) The rights, Properties and other assets presently owned, leased or licensed by Borrower and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit each Obligor and its Subsidiaries to conduct its business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

         (d) All of the assets and Properties of Borrower and its Subsidiaries which are reasonably necessary for the operation of its business are in good working condition and are maintained in accordance with prudent business standards.

         Section 7.11 No Material Misstatements. No written information, statement, exhibit, certificate, document or report furnished to the Administrative Agent and the Lenders (or any of them) by any Obligor or any Subsidiary in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statement contained therein not materially misleading in the light of the circumstances in which made. There is no fact peculiar to any Obligor or any Subsidiary which has a Material Adverse Effect or in the future is reasonably likely to have a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Administrative Agent by or on behalf of the Obligors or any Subsidiary prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

         Section 7.12 Investment Company Act. None of the Obligors nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         Section 7.13 Public Utility Holding Company Act. None of the Obligors nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         Section 7.14 Partnership Interests. Obligors own the percentage general partner and limited partner interests in the Partnerships set forth on Schedule
7.14. None of the Borrower nor any of its Subsidiaries own any interest in any partnership or other Special Entity other than the Partnerships, APL and Atlas Pipeline. The principal place of business and chief executive office of each Partnership is located at the addresses stated on Schedule 7.14. The Obligors' ownership interests in the Partnerships are free and clear of any and all liens, claims and encumbrances including any preferential rights to purchase and consents to assignments.

         Section 7.15 Capitalization and Subsidiaries.

         (a) The authorized securities of Borrower consist of Forty-Nine Million (49,000,000) shares of common stock and One Million (1,000,000) shares of preferred stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Atlas Holdings.

         (b) The authorized securities of Resource Energy consist of One Hundred
(100) shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

         (c) The authorized securities of Viking consist of One Thousand (1,000) shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

         (d) The authorized securities of AEC consist of 488 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to AIC.

         (e) The authorized securities of AIC consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

         (f) The authorized securities of Atlas Energy consist of 1,000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to AIC.

         (g) The authorized securities of Atlas Holdings consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Parent.

         (h) The authorized securities of Atlas Noble consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

         (i) The authorized securities of Atlas PA consist of 1000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Borrower.

         (j) All issued and outstanding membership interests in Atlas Pipeline have been validly issued and are fully paid and nonassessable and are owned by and issued to Resource Energy, Viking, Atlas Energy, Atlas Resources, AIC and REI.

         (k) The authorized securities of Atlas Resources consist of 500 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to AIC.

         (l) The authorized securities of REI-NY, Inc. consist of 1,000 shares of common stock and all issued and outstanding shares of such stock have been validly issued and are fully paid and nonassessable and are owned by and issued to Resource Energy.

         (m) Except for Atlas Pipeline and the Wholly Owned Subsidiaries set forth on Schedule 7.15, neither Borrower nor any Wholly Owned Subsidiary of Borrower owns directly or indirectly any capital stock of any other Person other than the Partnerships. Borrower and each Wholly Owned Subsidiary of Borrower, has good and marketable title to all the securities of the Subsidiaries issued to it, free and clear of all liens and encumbrances, and all such securities have been duly and validly issued and are fully paid and nonassessable. The authorized securities of the Wholly Owned Subsidiaries and the ownership thereof are as shown on Schedule 7.15 attached hereto and made a part hereof.

         Section 7.16 Location of Business and Offices Each Obligor's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement.

         Section 7.17 Defaults. None of the Obligors nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any Material Agreement or instrument to which any Obligor or any Subsidiary is a party or by which any Obligor or any Subsidiary is bound. No Default hereunder has occurred and is continuing.

         Section 7.18 Environmental Matters. Except as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

         (a) Neither any Property of Borrower or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

         (b) Without limitation of clause (a) above, no Property of Borrower or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Obligors, by any prior owner or operator of such Property or operation, are in violation of or Subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

         (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of Borrower and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and Borrower and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

         (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of Borrower or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Obligors, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

         (e) Borrower has taken all steps reasonably necessary to determine and have determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of Borrower or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

         (f) To the extent applicable, all Property of Borrower and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and Borrower does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

         (g) Neither Borrower nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

         Section 7.19 Compliance with the Law. None of the Obligors nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect. Except for such acts or failures to act as would not have a Material Adverse Effect, the Oil and Gas Properties of the Obligors and their Subsidiaries (and properties unitized therewith) have been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of such Oil and Gas Properties; specifically in this connection, (i) after the Closing Date, no Oil and Gas Property of any Obligor or any of their respective Subsidiaries is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction

(whether or not the same was permissible at the time) prior to the Closing Date and (ii) none of the wells comprising a part of the Oil and Gas Properties of any Obligor (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties).

         Section 7.20 Insurance. Schedule 7.20 attached hereto contains an accurate and complete description of all material policies of fire, liability, workers' compensation and other forms of insurance owned or held by the Obligors. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are sufficient for compliance with all requirements of law and of all agreements to which any Obligor is a party; are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Obligors; will remain in full force and effect through the respective dates set forth in Schedule 7.20 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule
7.20 identifies all material risks, if any, which each Obligor and their respective Board of Directors or officers have designated as being self insured. None of the Obligors has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

         Section 7.21 Hedging Agreements. Schedule 7.21 sets forth, as of the Closing Date, a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Wholly Owned Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counter party to each such agreement.

         Section 7.22 Restriction on Liens. Other than the Prior Credit Agreement and Existing Liens, neither the Borrower nor any of its Subsidiaries is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets or Properties.

         Section 7.23 Material Agreements. Set forth on Schedule 7.23 is a complete list of all agreements, indentures, purchase agreements, obligations in respect of letters of credit, guarantees, partnership agreements, exploration and development agreements, joint venture agreements, and other instruments which are material to Borrower's and its Subsidiaries' business, activities, and operation or ownership of such Obligors' Property (the "Material Agreements") in effect or to be in effect as of the Closing Date (other than the Partnership Agreements set forth on Schedule 7.14 and Hedging Agreements set forth on
Schedule 7.21) providing for, evidencing, securing or otherwise relating to any Debt of any such Obligor or any of its Subsidiaries, and all obligations of Borrower or any of its Subsidiaries to issuers of surety or appeal bonds issued for account of any such Obligor or Subsidiary. The Borrower shall also make available to Administrative Agent and Lenders all Material Agreements and other agreements and instruments (excluding any such agreements and other instruments that are cancelable upon 60 or less days notice) of Borrower and each of its Subsidiaries relating to the purchase, transportation by pipeline, gas processing, marketing, sale and supply of natural gas and other Hydrocarbons, but in any event, any such agreement or other instrument that will account for more than 10% of the sales of any such Obligor's or its Subsidiaries during the Borrower's current fiscal year. Upon request by Administrative Agent, the Borrower shall deliver, or caused to be delivered, to the Administrative Agent and the Lenders a complete and correct copy of all such Material Agreements.

         Section 7.24 Gas Imbalances. As of the Closing Date, except as set forth on Schedule 7.24 or on the most recent certificate delivered pursuant to
Section 8.07(c), on a net basis there are no gas imbalances, take or pay or other prepayments with respect to any of the Obligors' Oil and Gas Properties which would require any such Obligors to deliver, in the aggregate, five percent (5%) or more of the monthly production of Hydrocarbons produced from their Oil and Gas Properties at some future time without then or thereafter receiving fall payment therefor.

         Section 7.25 Relationship of Obligors. The Obligors are engaged in related businesses and each Obligor is directly and indirectly dependent upon each other Obligor for and in connection with their business activities and their financial resources; and each Obligor has determined, reasonably and in good faith, that such Obligor will receive substantial direct and indirect economic and financial benefits from the extensions of credit made under this Agreement, and such extensions of credit are in the best interests of such Obligor, having regard to all relevant facts and circumstances.

                                  ARTICLE VIII
                              Affirmative Covenants

         Each of the Obligors (including Parent for so long as it is a Guarantor hereunder) covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder:

         Section 8.01 Reporting Requirements. The Obligors shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

         (a) Annual Financial Statements. As soon as available and in any event within one hundred (100) days after the end of each of its fiscal year, the audited consolidated and unaudited consolidating statements of income, stockholders' equity, changes in financial position and cash flow for each of the Borrower and Parent and their respective Consolidated Subsidiaries for such fiscal year, and the related consolidated and consolidating balance sheets of such Person and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of such Person and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP, except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

         (b) Quarterly Financial Statements. As soon as available and in any event within fifty-five (55) days after the end of each of the first three fiscal quarterly periods of each of its fiscal year for each of the Borrower and Parent, consolidated and consolidating statements of income, stockholders' equity, changes in financial position and cash flow of such Person and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations of such Person and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments).

         (c) Notice of Default, Etc. Promptly after any Obligor knows that any Default, Event of Default, labor dispute, or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Borrower or any Guarantor proposes to take with respect thereto.

         (d) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to the Obligor or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Obligor and its Subsidiaries, and a copy of any response by the Obligor or any Subsidiary, or the Board of Directors of the Obligor or such Subsidiary, to such letter or report.

         (e) SEC Filings, Etc. Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by Parent and its Subsidiaries, and as applicable, Borrower, and its Subsidiaries to stockholders generally and each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Parent and its Subsidiaries, and as applicable, Borrower, and its Subsidiaries with or received by Parent and its Subsidiaries, and as applicable, Borrower, and its Subsidiaries in connection therewith from any securities exchange or the SEC or any successor agency.

         (f) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any statement, report or notice furnished by the Parent or by the Borrower or any of its Subsidiaries to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 8.01.

         (g) Other Matters. From time to time such other information regarding the business, affairs or financial condition of any Obligor or any Subsidiary (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

         (h) Hedging Agreements. As soon as available and in any event within fifteen Business Days after the last day of each fiscal quarter, a report, in form and substance satisfactory to the Administrative Agent, setting forth as of the last Business Day of such fiscal quarter a true and complete list of all Hedging Agreements (including commodity price swap agreements, forward agreements or contracts of sale which provide for prepayment for deferred shipment or delivery of oil, gas or other commodities) of the Obligors and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value therefor, any new credit support agreements relating thereto not listed on
Schedule 7.21, any margin required or supplied under any credit support document, and the counter party to each such agreement.

The Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.13, 9.14, and 9.15, and whether the Parent is in compliance with Section 9.16 as of the end of the respective fiscal quarter or fiscal year.

         Section 8.02 Litigation. Borrower and its Subsidiaries shall promptly give to the Administrative Agent notice of any litigation or proceeding against or adversely affecting Borrower or any Subsidiary in which the amount claimed exceeds $250,000 or an aggregate of claims in excess of $1,000,000 and is not otherwise covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Parent shall promptly give notice to the Administrative Agent of any litigation or proceeding against or adversely affecting Parent in which the amount claimed exceeds $1,000,000 or an aggregate of claims in excess of $10,000,000 and is not otherwise covered in full by insurance (subject to normal and customary deductibles and for which the insurer has not assumed the defense), or in which injunctive or similar relief is sought. Borrower will, and will cause each of its Subsidiaries to, promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of Borrower or any Subsidiary if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $250,000 or an aggregate of such claims in excess of $1,000,000 and Parent will promptly notify the Administrative Agent and each of the Lenders of any claim, judgment, Lien or other encumbrance affecting any Property of Parent if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $1,000,000 or an aggregate of such claims in excess of $10,000,000.

         Section 8.03 Maintenance, Etc.

         (a) Generally. Except as permitted under Section 9.09, each Obligor shall and shall cause each of its Subsidiaries to: preserve and maintain its organization, existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; upon reasonable notice, permit representatives of the Administrative Agent or any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be); and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

         (b) Proof of Insurance. Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Borrower will furnish or cause to be furnished to the Administrative Agent and the Lenders a certificate of insurance coverage from the insurer in form and substance satisfactory to the Administrative Agent listing Administrative Agent as "loss payee" and, if requested, will furnish the Administrative Agent and the Lenders copies of the applicable policies.

         (c) Oil and Gas Properties. Borrower will and will cause each of its Subsidiaries to, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. Borrower will and will cause each of its Subsidiaries to promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, (iii) will and will cause each Subsidiary to do all other things necessary to keep unimpaired, except for Liens described in Section 9.03, its rights with respect to its Oil and Gas Properties and other material Properties and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for Transfers permitted by Section 9.18. Borrower will and will cause each of its Subsidiaries to operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

         Section 8.04 Environmental Matters.

         (a) Establishment of Procedures. The Obligors will and will cause each of their Subsidiaries to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Obligors and their Subsidiaries and the operations conducted thereon and other activities of the Obligors and their Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws,
(iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

         (b) Notice of Action. The Obligors will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which any Obligor has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

         (c) Future Acquisitions. The Obligors will and will cause each of their Subsidiaries to provide environmental audits and tests in accordance with American Society for Testing and Materials standards as reasonably requested by the Administrative Agent and the Lenders (or as otherwise required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority) in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

         Section 8.05 Further Assurances. The Obligors will and will cause each of their Subsidiaries to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. The Obligors at their expense will and will cause each Subsidiary to promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Obligors or any Subsidiary, as the case may be, in any Loan Document, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in any Loan Document, or to state more fully the security obligations set out herein or in any Loan Document, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

         Section 8.06 Performance of Obligations. The Borrower will pay the Notes according to the reading, tenor and effect thereof; the Guarantors will pay under the Guarantees according to the terms thereof, and the Obligors will and will cause each of their Subsidiaries to do and perform every act and discharge all of the obligations to be performed and discharged by them under this Agreement and any other Loan Document, at the time or times and in the manner specified.

         Section 8.07 Engineering Reports.

         (a) Not less than 30 days prior to each Scheduled Borrowing Base Redetermination Date, commencing with the Scheduled Borrowing Base Redetermination to occur on or around August 1, 2004, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report. The Reserve Report of each year delivered in connection with the February 1 Scheduled Borrowing Base Redetermination shall be prepared by certified independent petroleum engineers or other independent petroleum consultant(s) acceptable to the Administrative Agent and the Reserve Report of each year delivered in connection with the August 1 Scheduled Borrowing Base Redetermination shall be prepared by or under the supervision of the chief engineer of the Obligors and for which a Responsible Officer shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately proceeding February 1 Scheduled Borrowing Base Redetermination Reserve Report.

         (b) In the event of an unscheduled redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Obligors together with the certificate of a Responsible Officer who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding Reserve Report. For any unscheduled redetermination requested by the Lenders or the Borrower pursuant to Section 2.08(d)), the Borrower shall provide such Reserve Report with an "as of" date as required by the Lenders as soon as possible, but in any event no later than 30 days following the receipt of the request by the Administrative Agent.

         (c) With the delivery of each Reserve Report, the Borrower shall provide, or cause to be provided, to the Administrative Agent and the Lenders, a certificate from a Responsible Officer certifying that, to the best of his knowledge and in all material respects: (i) the information contained in the Reserve Report and any other information delivered in connection therewith is true and correct, (ii) the Obligors and the Partnerships own good and marketable title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03,
(iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Reserve Report which would require any Obligor to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor,
(iv) none of Obligor's or and the Partnerships' Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of its Oil and Gas Properties added to and deleted from the immediately prior Reserve Report and a list showing any change in working interest or net revenue interest in its Oil and Gas Properties occurring and the reason for such change, (vi) attached to the certificate is a list of all Persons disbursing proceeds to the Obligors from their Oil and Gas Properties, and (vii) all of the Oil and Gas Properties evaluated by such Reserve Report are Mortgaged Property except as set forth on a schedule attached to the certificate.

         Section 8.08 Title Curative. Borrower shall cure, and shall cause its Subsidiaries to cure or cause to be cured, any title defects or exceptions which are not Excepted Liens raised by such information, or substitute acceptable Mortgaged Properties with no title defects or exceptions except for Excepted Liens covering Mortgaged Properties of an equivalent value, within 30 days after a request by the Administrative Agent to cure such defects or exceptions.

         Section 8.09 Additional Collateral.

         (a) Lien in Oil and Gas Properties. At all times hereunder that the Obligations remain unpaid, including whenever any Obligor acquires any additional Oil and Gas Properties or additional interests in existing Oil and Gas Properties, Obligors shall grant to the Administrative Agent for the benefit of the Lenders as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens) covering at least 80% of the total value (based upon the most recent Reserve Report plus the value of Oil and Gas Properties acquired after the date of such Reserve Report determined on a basis consistent with the Reserve Report) of the Obligors' Oil and Gas Properties either directly under the Mortgages or indirectly under the pledge of their interests in the Partnerships. Such Lien will be created and perfected by and in accordance with the provisions of mortgages, deeds of trust, security agreements and financing statements, or other Security Instruments, all in form and substance satisfactory to the Administrative Agent in its sole discretion and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

         (b) Title Information. Concurrently with the granting of the Lien or other action referred to in Section 8.09(a) above, the Borrower or its Subsidiaries will provide to the Administrative Agent title information in form and substance satisfactory to the Administrative Agent in its sole discretion with respect to such Obligor's interests in such Oil and Gas Properties.

         (c) Legal Opinions. Promptly after the filing of any new Security Instrument in any state, upon the request of the Administrative Agent, Borrower will provide, or cause to be provided, to the Administrative Agent an opinion addressed to the Administrative Agent for the benefit of the Lenders in form and substance satisfactory to the Administrative Agent in its sole discretion from counsel acceptable to Administrative Agent, stating that the Security Instrument is valid, binding and enforceable in accordance with its terms and in legally sufficient form for such jurisdiction.

         (d) Letters in Lieu.

                  (i) Upon request by Administrative Agent and Required Lenders, Borrower shall, and shall cause its Subsidiaries to, provide to Administrative Agent undated letters, in form of Exhibit F attached hereto, from Borrower or such Subsidiary to each purchaser of production and disburser of proceeds of production from or attributable to the Mortgaged Properties, along with sufficient copies of additional executed letters with the addressees left blank, authorizing and directing the addressees to make future payments attributable to production from the Mortgaged Properties directly to Administrative Agent for the ratable benefit of the Lenders.

                  (ii) Borrower and each of its Subsidiaries hereby designates Administrative Agent as its agent and attorney-in-fact, to act in their name, place, and stead for the purpose of completing and delivering any and all of the letters in lieu of division orders delivered by Borrower and such Subsidiaries to Administrative Agent, including, without limitation, completing any blanks contained in such letter and attaching exhibits thereto describing the relevant Collateral. The Borrower and each of its Subsidiaries hereby ratifies and confirms all that Administrative Agent shall lawfully do or cause to be done by virtue of this power of attorney and the rights granted with respect to such power of attorney. This power of attorney is coupled with the interest of Administrative Agent in the Collateral, shall commence and be in full force and effect as of the Closing Date and shall remain in full force and effect and shall be irrevocable so long as any Obligation remains outstanding or unpaid or any Commitment exists. The powers conferred on Administrative Agent by this appointment are solely to protect the interests of Administrative Agent and each of the Lenders under the Loan Documents and shall not impose any duty upon Administrative Agent to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and shall not be responsible to Borrower, its Subsidiaries, or any other Person for any act or failure to act with respect to such powers, except for gross negligence or willful misconduct.

                  (iii) Until such time as Administrative Agent shall notify Borrower and its Subsidiaries to the contrary, Borrower and its Subsidiaries shall be entitled to receive from the purchasers or disbursers of production all such proceeds of runs, subject however to the liens created under the Security Instruments. Upon the occurrence and during the continuance of a Default or such other time as Administrative Agent shall in its discretion so elect, Administrative Agent may deliver to the addressees the letters-in-lieu described in Subsection 8.09(d)(i) above and may exercise all rights and remedies granted under the Security Instruments, including the right to obtain possession of all proceeds of runs then held by Borrower and its Subsidiaries or to receive directly from the purchaser or disburser of production all other proceeds of runs.

                  (iv) In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such proceeds of runs constitute in any way a waiver, remission or release of any of its rights under the Security Instruments, nor shall any release of any other proceeds of runs or of any rights of Administrative Agent to collect other proceeds of runs thereafter.

         (e) Subordination of Obligor's Liens.

                  (i) Each Obligor hereby subordinates and assigns in favor of Administrative Agent for the benefit of the Lenders any and all liens, statutory or otherwise and any rights of offset contractual or otherwise it has or may have in the future against such Obligors' interests in the Mortgaged Properties or in the Oil and Gas Properties and revenues attributable to its interest therein, including the Contracts and Records (defined below).

                  (ii) Any officer or employee of Administrative Agent is expressly granted the right at its option upon not less than one (1) Business Day's notice, to visit and inspect (a) each Obligors' offices, including all books and records, farmout agreements, area of mutual interest agreements, development agreements, geologic and geophysical survey agreements, operating agreements, contracts and other agreements that relate to any of the Mortgaged Properties or in the Oil and Gas Properties, seismic, geological and geophysical, drilling and production data and records, all accounting records, joint interest billing records, division order records, land files, and contracts and records referring to the production, sale, purchase, exchange or processing of Hydrocarbons whether such data, information or agreements are in written form or electronic format (the "Contracts and Records"), and to examine, take copies and extracts therefrom, and (b) any of the Mortgaged Properties.

                  (iii) Following the occurrence and during the continuance of an Event of Default, each Obligor acknowledges that the Administrative Agent is expressly granted the right to exercise any and all liens, statutory or otherwise, rights of offset or recoupment it has and to receive the monies, income, proceeds, or benefits attributable to the sale of Oil and Gas produced from or attributable to the Mortgaged Properties, to hold the same as security for the Indebtedness and to apply it on the principal and interest or other amounts owing on any of the Indebtedness, whether or not then due, in such order or manner as Administrative Agent may elect.

                  (iv) In the event of a foreclosure, deed in lieu, or other transfer of record or beneficial ownership or operations of the Mortgaged Properties, each Obligor, as bailee, agrees to cooperate and assist Administrative Agent and its officers, agents and counsel in the peaceful transfer and delivery of such Contracts and Records to such party or parties as Administrative Agent may in writing direct.

                  (v) Following the occurrence and during the continuance of a Default or Event of Default and within thirty (30) days after receipt of notice from Administrative Agent, Obligors will relinquish their respective rights to operate the Properties of Obligors to the Administrative Agent or its designee.

         (f) Pledge of Partnerships. Borrower shall and shall cause each of its Wholly Owned Subsidiaries to pledge all of its interest in any Partnership and to provide such information about such Partnership as Lenders may reasonably request.

         (g) Subordination of Intercompany Debt. Any Intercompany Notes or advances of any Obligor howsoever evidenced by journal entries or otherwise now or hereafter owed to or held by any other Obligor (including Parent, to the extent it is no longer an Obligor) are hereby subordinated to the Indebtedness of such other Obligor to the Lenders, and any document or instrument evidencing such loans or advances shall contain a legend giving notice of such subordination. Any Intercompany Notes or advances of any other Obligor due to such Obligor (including Parent, to the extent it is no longer an Obligor), if the Administrative Agent so requests, shall be collected, enforced and received by such Obligor (including Parent, to the extent it is no longer an Obligor) as trustee for the Lenders and be paid over to the Administrative Agent for the account of the Lenders on account of the Indebtedness but without affecting in any manner the liability of such Obligor under the other provisions of this Agreement or any other Loan Document. Any Lien, claim, right or other encumbrance on any property of any Obligor in favor of any other Obligor (including Parent, to the extent it is no longer an Obligor) is hereby subordinated in all respects to the Liens granted to the Administrative Agent for the benefit of the Lenders.

         Section 8.10 Corporate Identity. The Borrower shall or cause to be done (or refrain from doing or causing to be done, as the case may be) all things necessary to ensure that the separate legal identity of the Borrower will at all times be respected and that neither the Borrower nor any of its Subsidiaries will be liable for any obligations, contractual or otherwise, of the Parent or any other entity in which the Parent owns any equity interest (other than the Borrower and its Subsidiaries), except as permitted by Sections 9.01 (c), (h) or
Section 9.04(f). Without limiting the foregoing, the Borrower will (a) observe, and cause the Parent to observe, all requirements, procedures and formalities necessary or advisable in order that the Borrower will for all purposes be considered a validly existing corporation separate and distinct from the Parent and the Parent's Subsidiaries other than Borrower and its Subsidiaries, (b) not permit any commingling of the assets of the Parent or any of the Parent's Subsidiaries other than Borrower and its Subsidiaries with assets of the Borrower or any of its Subsidiaries which would prevent such assets of the Parent or any of the Parent's Subsidiaries other than Borrower and its

Subsidiaries from being readily distinguished from the assets of the Borrower and its Subsidiaries and (c) take reasonable and customary actions to ensure that creditors of the Parent and the Parent's Subsidiaries other than Borrower and its Subsidiaries are aware that each such Person is an entity separate and distinct from the Borrower and its Subsidiaries.

         Section 8.11 ERISA Information and Compliance. The Obligors will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent with sufficient copies to the Lenders (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Obligors, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGCs intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer
Plan), the Obligors will, and will cause each Subsidiary and ERISA Affiliate to,
(i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and
(ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

         Section 8.12 Parent and Atlas Holdings Guarantees. The Obligors agree:

         (a) for so long as Parent beneficially owns, directly or indirectly, 80% or more of the outstanding shares of voting capital stock of the Borrower, Parent shall guarantee Borrower's Obligations under its Guaranty Agreement. At such time as Parent ceases to beneficially own, directly or indirectly, 80% or more of the outstanding shares of voting capital stock of the Borrower, so long as no Event of Default is outstanding, Parent shall automatically cease to be a Guarantor and Obligor hereunder, and Administrative Agent shall execute and file, as necessary, at Obligors' expense such releases of Parent's Guaranty Agreement and any liens and security interests pledged by Parent as security under the Security Instruments; and

         (b) upon dissolution of Atlas Holdings as permitted under Section 9.09, so long as no Event of Default is outstanding, Atlas Holdings shall automatically cease to be a Guarantor and Obligor hereunder, and Administrative Agent shall execute and file, as necessary, at Obligors' expense such releases of Atlas Holding's Guaranty Agreement and any liens and security interests pledged by Atlas Holding as security under the Security Instruments.

                                   ARTICLE IX
                               Negative Covenants

         The Obligors (including Parent for so long as it is a Guarantor) covenant and agree that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder, without the prior written consent of the Majority Lenders:

         Section 9.01 Debt. None of the Obligors or their Subsidiaries and none of the Partnerships will incur, create, assume or permit to exist any Debt, except:

         (a) the Notes or other Indebtedness or any guaranty of or suretyship arrangement for the Notes or other Indebtedness;

         (b) Debt of the Borrower disclosed in Schedule 9.01, and any renewals or extensions (but not increases) thereof;

         (c) Debt of Parent and its Subsidiaries (excluding Borrower and its Subsidiaries) to the extent same is not guaranteed or secured by Property of Borrower or its Subsidiaries;

         (d) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 90 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

         (e) Debt under leases permitted under Section 9.08;

         (f) Debt associated with bonds or surety obligations pursuant to Governmental Requirements in connection with the operation of any Obligor's Oil and Gas Properties;

         (g) Debt of the Obligors under Hedging Agreements permitted under
Section 9.02;

         (h) prior to a Successful Public Offering, Intercompany Debt owed by a Wholly Owned Subsidiary to the Borrower or to another Obligor, or by the Borrower or another Obligor to a Wholly Owned Subsidiary, provided, that, in each such case such Intercompany Debt in excess of $250,000 is (i) evidenced by an Intercompany Note which has been pledged to secure the Obligations and is in the possession of the Administrative Agent, (ii) provided that the applicable rate of interest under any loans from Parent to Borrower or any of its Subsidiaries shall not exceed the Base Rate plus Applicable Margin then in effect, and (iii) subordinated to the Obligations upon terms and conditions satisfactory to the Administrative Agent;

         (i) following a Successful Public Offering, Intercompany Debt shall be permitted only to the extent it is unsecured and subordinated to the Indebtedness on terms acceptable to the Administrative Agent, evidencing obligations arising under the Tax Sharing Agreement and Transition Services Agreement;

         (j) non-recourse Debt of Atlas Pipeline in its capacity as general partner of APL; and

         (k) Debt of the Borrower and its Subsidiaries not otherwise described under subparagraphs (a) through (j) above not to exceed $2,000,000 in the aggregate.

         Section 9.02 Hedging Agreements. Borrower shall not and shall not permit its Subsidiaries to enter into or in any manner be liable on any Hedging Agreement except:

         (a) Hedging Agreements entered into with the purpose and effect of fixing prices on oil and/or gas expected to be produced by such Person provided that at all times: (1) no such contract shall be for speculative purposes; (2) no such contract fixes a price for a term of more than thirty-six (36) months;
(3) no such contract, when aggregated with all Hedging Agreements permitted hereunder requires such Person to deliver more than 75% of total estimated Oil and Gas to be produced in any month from the Oil and Gas Properties classified as proved developed producing on the most recent Reserve Report; (4) the agreements documenting such Hedging Agreements do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and (5) each such contract shall be with the Administrative Agent, or any of the Lenders or their Affiliates, or with a counterparty or have a guarantor of the obligation of the counterparty who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

         (b) Hedging Agreements entered into with the purpose and effect of fixing interest rates on a principal amount of the Notes of the Borrower that is accruing interest at a variable rate, provided that (1) no such contract shall be for speculative purposes; (2) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Indebtedness of the Borrower to be hedged by such contract;
(3) the aggregate notional amount of such Hedging Agreements shall not exceed seventy-five percent (75%) of the principal outstanding under the Notes; (4) the tenor of each such contract shall not extend beyond the Revolving Credit Termination Date; and (5) each such contract shall be with a Lender or with a counterparty or have a guarantor of the obligation of the counterparty who, at the time the contract is made, has long-term obligations rated AA or Aa2 or better, respectively, by Standard & Poor's Corporation or Moody's Investors Services, Inc. (or a successor credit rating agency).

         (c) In the event the Borrower enters into a Hedging Agreement with any of the Lenders, the Contingent Obligation evidenced under such Hedging Agreement shall not be applied against such Lender's Commitment nor against the Borrowing Base Utilization. Any Indebtedness incurred under any Hedging Agreement with any Lender shall be treated as an Obligation pari passu with all Obligations otherwise incurred hereunder or under the other Loan Documents and shall be secured under the Security Instruments.

         Section 9.03 Liens. None of the Borrower nor any of its Subsidiaries will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

         (a) Liens securing the payment of any Indebtedness;

         (b) Excepted Liens;

         (c) Liens securing leases allowed under Section 9.08, but only on the Property under lease; and

         (d) Liens on cash or securities of an Obligor securing the Debt described in Section 9.01(f) and (i).

         Section 9.04 Investments, Loans and Advances. Borrower will not and will not permit its Subsidiaries to make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

         (a) accounts receivable arising in the ordinary course of business;

         (b) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

         (c) commercial paper maturing within one year from the date of creation thereof rated in the highest grade by Standard & Poor's Corporation or Moody's Investors Service, Inc.;

         (d) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Lender's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by Standard & Poor's Corporation or Moody's Investors Service, Inc., respectively;

         (e) deposits in money market funds investing exclusively in investments described in Section 9.04(c), or 9.04(d);

         (f) investments, loans or advances in or to the Borrower or any Subsidiary permitted under Section 9.01(g); and

         (g) advances to fund Borrower and its Wholly Owned Subsidiaries' capital contributions under Partnerships and APL as provided under Section 7.07(iii); and

         (h) other investments, loans or advances not to exceed in the aggregate $2,000,000.

         Section 9.05 Dividends, Distributions and Redemptions. The Borrower will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders if an Event of Default has occurred and is continuing or would occur as a result of such distribution or to the extent such distribution plus any prior distributions after the Closing Date exceeds the Cumulative Net Income Amount. Provided further, no distribution or dividends shall be paid to Parent or Atlas Holdings from proceeds of a Successful Public Offering until all Intercompany Indebtedness then owing by Borrower or its Subsidiaries to Parent and Atlas Holdings has been paid in full.

         Section 9.06 Sales and Leasebacks. Borrower shall not and shall not permit any of its Subsidiaries to enter into any arrangement, directly or indirectly, with any Person whereby any such Obligor or Subsidiary shall sell or transfer any of its Property, whether now owned or hereafter acquired, and whereby such Obligor or Subsidiary shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which such Obligor or Subsidiary intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         Section 9.07 Nature of Business. Borrower shall not and shall not permit any of its Subsidiaries to allow any material change to be made in the character of its business or the business of the Partnerships as an independent oil and gas exploration and production company. Borrower shall not and shall not permit any of its Subsidiaries to materially amend, waive or modify any of their Material Agreements or Partnership Agreements in any manner that could reasonably be expected to cause any material and adverse effect on the Administrative Agent's and the Lenders' interests in the collateral securing the Indebtedness, or the Administrative Agents' or the Lenders' ability to enforce their rights and remedies under this Agreement or any other Loan Document, at law or in equity.

         Section 9.08 Limitation on Leases. Borrower shall not and shall not permit any of its Subsidiaries to create, incur, assume or permit to exist any obligation for the payment of rent or hire of Property of any kind whatsoever (real or personal including capital leases, but excluding leases of Hydrocarbon Interests), under leases or lease agreements which would cause the aggregate amount of all payments made by Borrower and its Subsidiaries pursuant to all such leases or lease agreements to exceed $2,000,000 in any period of twelve consecutive calendar months during the life of such leases.

         Section 9.09 Mergers, Etc. Borrower shall not and shall not permit any of its Subsidiaries to merge into or with or consolidate with any other Person, or liquidate, sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets (whether now owned or hereafter acquired) to or in favor of any other Person, except, so long as no Default exists or would result therefrom, (i) any Subsidiary may merge with (A) the Borrower, provided the Borrower shall be the continuing or surviving Person, or (B) any one or more other Subsidiaries, provided that when any Subsidiary is merging with another Subsidiary, the continuing or surviving Person shall be a Guarantor, (ii) any Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Subsidiary; provided if the transferor in such a transaction is a Guarantor, then the transferee must either be the Borrower or a Guarantor and (iii) so long as no Event of Default has occurred and is continuing, Parent may cause the dissolution of Atlas Holdings prior to and in connection with Parent's spin-off distribution to its common stockholders of its remaining common stock in the Borrower following the Successful Public Offering.

         Section 9.10 Proceeds of Notes and Letters of Credit. The Borrower will not permit the proceeds of the Notes or Letters of Credit to be used for any purpose other than those permitted by Section 7.07. Neither the Borrower nor any Person acting on behalf of the Borrower has taken or will take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

         Section 9.11 ERISA Compliance. The Borrower shall not, and shall not permit any of its Subsidiaries at any time to:

         (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which any Obligor, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (1) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

         (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to any Obligor, any Subsidiary or any ERISA Affiliate to the PBGC;

         (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any Obligor, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

         (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of
Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

         (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by any Obligor, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

         (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

         (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to any Obligor, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

         (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

         (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(l) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

         (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that any Obligor, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401 (a)(29) of the Code.

         Section 9.12 Sale or Discount of Receivables. Borrower shall not, and shall not permit any Subsidiary to discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

         Section 9.13 Current Ratio. The Borrower will not permit the ratio of its (i) current assets (including any unused amount under the Borrowing Base) to
(ii) current liabilities (excluding current maturities of the Notes, and the percentage below of the advance payments received by the Borrower for the drilling and completion of oil and gas wells which are classified as current liabilities:

                  (X) for the quarter ending March 31, 2004, 50% of such advanced payments,

                  (Y) for the quarter ending June 30, 2004, 25% of such advanced payments, and

                  (Z) thereafter, 0% of such advanced payments),

to be less than 1.0 to 1.0 at the end of any quarter.

         Section 9.14 Funded Debt to EBITDA. The Borrower will not permit the ratio of Funded Debt to EBITDA of the Borrower as of the end of any fiscal quarter of the Borrower (on a consolidated basis calculated quarterly based upon the four most recently completed quarters) to be more than 3.00 to 1.00. For purposes of calculating the ratio of Borrower's Funded Debt to EBITDA, (i) the EBITDA and Funded Debt attributable to APL shall be excluded, however, cash distributions from APL paid to Borrower shall be included in calculation of Borrower's EBITDA and (ii) Borrower shall exclude Funded Debt of Borrower owed to Parent to the extent permitted under Section 9.01(h) and (i).

         Section 9.15 Tangible Net Worth. The Borrower will maintain at all times a Consolidated Tangible Net Worth in an amount not less than the sum of
(i) $29,500,000.00, plus (ii) fifty percent (50%) of Consolidated Net Income after December 31, 2003, on a cumulative basis (provided that no negative adjustment will be made in the event that Consolidated Net Income is a deficit figure for such period).

         Section 9.16 Parent's Consolidated Interest Coverage Ratio. For so long as Parent is a Guarantor hereunder, Parent will not permit its Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of Parent beginning March 31, 2004 (calculated upon the four most recently completed fiscal quarters, quarterly at the end of each fiscal quarter) to be less than 2.00 to
1.00 (provided that for purposes of this calculation Parent's EBITDA shall exclude any accretion of discounts in Parent's real estate operations).

         Section 9.17 Payment on Intercompany Debt to Parent

         (a) Prior to a Successful Public Offering, for so long as no Event of Default exists and is continuing or would occur as a result of such payment, (i) to the extent Parent pays federal income taxes on a consolidated basis, the Borrower may pay quarterly payments on its Intercompany Debt to Parent in a principal amount up to Borrower's calculated federal income tax liability on an unconsolidated basis for such quarterly tax period.

         (b) Following a Successful Public Offering, for so long as no event of Default exists and is continuing or would occur as a result of such payment no payments on Intercompany Indebtedness shall be permitted except:

                  (i) for so long as the Tax Sharing Agreement is in effect, Borrower may make principal payments thereunder equal to Borrower's calculated federal income tax liability on an unconsolidated basis net of amounts owed to Borrower by Parent, and

                  (ii) for so long as the Transition Services Agreement is in effect, Borrower may make principal payments equal to Borrower's net obligations in an amount not to exceed $500,000 per quarter.

         Section 9.18 Sale of Oil and Gas Properties and APL Interests. The Obligors will not, and will not permit any of their Subsidiaries to, Transfer any Oil and Gas Property or any interest in any Oil and Gas Property for which value was given in the most recent Borrowing Base redetermination to any Person other than Obligors, provided, for so long as no Default exists, Obligors may Transfer up to $250,000 in the aggregate of such Oil and Gas Property Assets during any Borrowing Base Period. For so long as any Default exists or such Transfer would cause a Borrowing Base Deficiency, the Obligors will not, and will not permit any of their Subsidiaries to, Transfer any APL Units to any Person other than Obligors. Upon any Transfer of Oil and Gas Properties or APL Units as permitted herein, the Borrowing Base shall be automatically reduced (i) in the event of a sale of Oil and Gas Properties, by the current Oil and Gas Collateral Value attributable to such Oil and Gas Properties under current Borrowing Base determination, and (ii) in the event of a sale of APL Units, by an amount equal to the percentage of original pledged APL Units sold multiplied by the current APL Collateral Value.

         Section 9.19 Environmental Matters. None of the Obligors nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

         Section 9.20 Transactions with Affiliates. The Borrower shall not, and shall not permit its Subsidiaries to enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

         Section 9.21 Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiary Guarantors to create any additional Subsidiaries that do not become Guarantors hereunder. Borrower shall not and shall not permit any of its Subsidiary Guarantors to sell or to issue any stock or ownership interest of a Subsidiary, except to Borrower or any of its Wholly Owned Subsidiaries and except in compliance with Section 9.04, Borrower shall not, and shall not permit any of its Subsidiary Guarantors to, create any new Partnerships other than drilling fund limited partnerships on terms substantially similar to the Partnerships set forth on Schedule 7.14.

         Section 9.22 Negative Pledge Agreements. The Borrower shall not and shall not permit any of its Subsidiary Guarantors to create, incur, assume or permit to exist any contract, agreement or understanding (other than this Agreement and the Security Instruments) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any Subsidiary Guarantor from paying dividends to the Borrower, or which requires the consent of or notice to other Persons in connection therewith.

         Section 9.23 Gas Imbalances, Take-or-Pay or Other Prepayments. The Borrower will not and will not permit any of its Subsidiary Guarantors to allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of the Subsidiary Guarantors which would require the Subsidiary Guarantors to deliver in the aggregate five percent (5%) or more of their Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor.

         Section 9.24 Accounting Changes. Borrower shall not and shall not permit any Subsidiary to make any significant change in accounting treatment or reporting practices except as required by GAAP, or change the fiscal year of the Borrower or any Subsidiary.

                                   ARTICLE X
                           Events of Default; Remedies

         Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

         (a) the Borrower shall default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit, or any fees or other amount payable by it hereunder or under any Security Instrument; or

         (b) any Obligor or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt aggregating $500,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

         (c) any representation, warranty or certification made or deemed made herein or in any Loan Document by any Obligor or any Subsidiary, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any Security Instrument, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

         (d) any Obligor shall default in the performance of any of its obligations under Article IX or any other Article of this Agreement other than under Article VIII; or any Obligor shall default in the performance of any of its obligations under Article VIII or under any Loan Document to which it is a party (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days following the occurrence thereof; or

         (e) any Obligor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

         (f) any Obligor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, liquidation or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) a proceeding or case shall be commenced, without the application or consent of any Obligor, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Obligor of all or any substantial part of its assets, or (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or (iv) an order for relief against any Obligor shall be entered in an involuntary case under the Federal Bankruptcy Code; or

         (h) a judgment or judgments for the payment of money in excess of $250,000 in the aggregate shall be rendered by a court against Borrower or any of its Subsidiaries and/or, for so long as Parent is a Guarantor, in excess of $1,000,000 against Parent and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within the period of time prescribed by applicable rules of civil procedure in which to perfect an appeal thereof and such Obligor shall not, within said period, or such longer period during which execution of the same shall have been stayed, or an appeal therefrom shall cause the execution thereof to be stayed during such appeal; or

         (i) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, or, with respect to the Security Instruments, cease to create a valid and perfected Lien of the priority required thereby on any of the collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or any Obligor shall so state in writing; or

         (j) an event having a Material Adverse Effect shall occur; or

         (k) a Change of Control occurs; provided, any Change of Control that occurs as a result of a Permitted Merger shall not constitute a Default; or

         (l) any Obligor conceals any of its Property with the intent to hinder, delay or defraud any Lender, the Issuing Bank, or the Administrative Agent with respect to their rights in the Mortgaged Property or any other Property of the Obligors.

         Section 10.02 Remedies.

         (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01, the Administrative Agent, upon request of the Majority Lenders, shall, by notice to the Borrower, cancel the Commitments (in whole or part) and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01, the Commitments shall be automatically canceled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.10(b)) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Security Instruments; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Administrative Agent to secure the LC Exposure; and any excess shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

         Section 10.03 Present Assignment of Interests.

         (a) Notwithstanding that, under Article III of the Mortgages, the Obligors thereto have unconditionally assigned to Administrative Agent for the ratable benefit of the Lenders all of the proceeds of runs accruing to the Mortgaged Properties covered thereby:

                  (i) Until such time as Administrative Agent shall notify such Obligors to the contrary, Obligors shall be entitled to receive from the purchasers or disbursers of production all such proceeds of runs, subject however to the liens created under the Mortgages, which liens are hereby affirmed and ratified. Automatically upon an Event of Default under Section 10.01(e), (f) or (g) and upon the occurrence and during the continuance of any other Event of Default, Administrative Agent may exercise all rights and remedies granted under the Mortgages, including the right to obtain possession of all proceeds of runs then held by Obligors or to receive directly from the purchasers or disbursers of production all other proceeds of runs.

                  (ii) In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such proceeds of runs constitute in any way a waiver, remission or release of any of its rights under the Mortgages, nor shall any release of any other proceeds of runs or of any rights of Administrative Agent to collect other proceeds of runs thereafter.

                  (iii) Obligors will upon the instruction of Administrative Agent join with Administrative Agent in notifying, in writing and accompanied (if necessary) by certified copies of the Mortgages, the purchasers or disbursers of production, produced from the Mortgaged Properties, of the existence of the Mortgages, and instructing that all proceeds of runs be paid directly to Administrative Agent for the ratable benefit of the Lenders.

         (b) Notwithstanding that, under Article VIII of the Pledge, Assignment and Security Agreement executed by each of the Obligors, as "Debtor" thereto (herein collectively the "Pledges"), such parties have unconditionally assigned to Administrative Agent for the ratable benefit of the Lenders all of the dividends, interest, or other "Distributions" (as defined therein) paid or payable in respect of the Collateral covered thereby:

                  (i) Until such time as Administrative Agent shall notify such Obligors to the contrary, Obligors shall be entitled to receive and retain all such Distributions, subject however to the security interests created under the Pledges, which liens are hereby affirmed and ratified. Automatically upon an Event of Default under Section 10.01(f) or (g) and upon the occurrence and during the continuance of any other Event of Default, Administrative Agent may exercise all rights and remedies granted under the Pledges, including the right to obtain possession of all Distributions then held by Obligors or to receive directly from the Subsidiaries and Partnerships making such payments all future Distributions attributable to the Collateral.

                  (ii) In no case shall any failure, whether purposed or inadvertent, by Administrative Agent to collect directly any such Distributions constitute in any way a waiver, remission or release of any of its rights under the Pledges, nor shall any release of any other Distributions or of any rights of Administrative Agent to collect other Distributions thereafter.

                  (iii) Obligors will upon the instruction of Administrative Agent join with Administrative Agent in notifying in writing to the entities responsible for making such Distributions of the existence of the Pledges, and instructing that all Distributions be paid directly to Administrative Agent for the ratable benefit of the Lenders.

                                   ARTICLE XI
                            The Administrative Agent

         Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the Security Instruments with such powers as are specifically delegated to the Administrative Agent by the terms of this Agreement and the Security Instruments, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by any of the Obligors or any other Person (other than the Administrative Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Borrower, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation of collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent. The Administrative Agent is authorized to release any collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents.

         Section 11.02 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent.

         Section 11.03 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

         Section 11.04 Rights as a Lender. With respect to its Commitments and the Loans made by it and its participation in the issuance of Letters of Credit, Wachovia Bank, National Association (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. Wachovia Bank, National Association (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Affiliates) as if it were not acting as the Administrative Agent, and Wachovia Bank, National Association and its Affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         Section 11.05 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Issuing Bank ratably in accordance with their percentage shares for the indemnity matters as described in Section 12.03 to the extent not indemnified or reimbursed by the Obligors under Section 12.03, but without limiting the obligations of the Obligors under said Section 12.03 and for any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or the Issuing Bank in any way relating to or arising out of: (1) this Agreement, the Security Instruments or any other documents contemplated by or referred to herein or the transactions contemplated hereby, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or (ii) the enforcement of any of the terms of this Agreement, any Security Instrument or of any such other documents; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR THE ISSUING BANK, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent.

         Section 11.06 Non-Reliance on Administrative Agent and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Obligors and its decision to enter into this Agreement, and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Obligors of this Agreement, the Notes, the Security Instruments or any other document referred to or provided for herein or to inspect the properties or books of the Obligors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Obligors (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates. In this regard, each Lender acknowledges that Haynes and Boone, LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Lender will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

         Section 11.07 Action by Administrative Agent. Except for action or other matters expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Lenders (or all of the Lenders as expressly required by Section 12.04) and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent shall take such action with respect to such Default as shall be directed by the Majority Lenders (or all of the Lenders as required by Section 12.04) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement and the Security Instruments or applicable law.

         Section 11.08 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Upon the acceptance of such appointment hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article XI and
Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

                                   ARTICLE XII
                                  Miscellaneous

         Section 12.01 Waiver. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, courier or U.S. Mail or in writing and telexed, telecopied, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted, if transmitted before 1:00 p.m. local time on a Business Day (otherwise on the next succeeding Business Day) by telex or telecopier and evidence or confirmation of receipt is obtained, or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

         Section 12.03 Payment of Expenses, Indemnities, etc.

         (a) The Obligors agree:

                  (i) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Administrative Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel and other outside consultants for the Administrative Agent and, in the case of enforcement, the reasonable fees and disbursements of counsel for the Administrative Agent and any of the Lenders); and promptly reimburse the Administrative Agent for all amounts expended, advanced or incurred by the Administrative Agent or the Lenders to satisfy any obligation of the Obligors under this Agreement or any Security Instrument, including without limitation, all costs and expenses of foreclosure;

                  (ii) To indemnify the Administrative Agent and each Lender and each of their affiliates and each of their officers, directors, employees, representatives, agents, attorneys, accountants and experts ("Indemnified Parties") from, hold each of them harmless against and promptly upon demand pay or reimburse each of them for, the indemnity matters which may be incurred by or asserted against or involve any of them (whether or not any of them is designated a party thereto) as a result of, arising out of or in any way related to (i) any actual or proposed use by the Borrower or any Guarantor of the proceeds of any of the loans or letters of credit, (ii) the execution, delivery and performance of the loan documents, (iii) the operations of the business of the Obligors and their Subsidiaries, (iv) the failure of the Obligors or any Subsidiary to comply with the terms of any loan document, or with any governmental requirement, (v) any inaccuracy of any representation or any breach of any warranty of the Obligors set forth in any of the loan documents, (vi) the issuance, execution and delivery or transfer of or payment or failure to pay under any letter of credit, or (vii) the payment of a drawing under any letter of credit notwithstanding the non-compliance, non-delivery or other improper presentation of the manually executed draft(s) and certification(s),
         (viii) any assertion that the Lenders were not entitled to receive the proceeds received pursuant to the Security Instruments, or (ix) any other aspect of the loan documents, including, without limitation, the reasonable fees and disbursements of counsel and all other expenses incurred in connection with investigating, defending or preparing to defend any such action, suit, proceeding (including any investigations, litigation or inquiries) or claim and INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, but excluding all indemnity matters arising solely by reason of claims between the Lenders or any Lender and the Administrative Agent or a Lender's shareholders against the Administrative Agent or Lender or by reason of the gross negligence or willful misconduct on the part of the Indemnified Party; and

                  (iii) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE OBLIGORS OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (II) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY ANY OBLIGOR OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO ANY OBLIGOR OR ANY SUBSIDIARY,
         (III) DUE TO PAST OWNERSHIP BY ANY OBLIGOR OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY ANY OBLIGOR OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS.

         (b) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

         (c) In the case of any indemnification hereunder, the Administrative Agent or Lender, as appropriate shall give notice to the Obligors of any such claim or demand being made against the Indemnified Party and the Obligors shall have the non-exclusive right to join in the defense against any such claim or demand provided that if any Obligor provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Obligors and such Indemnified Party.

         (d) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. To the extent that an Indemnified Party is found to have committed an act of gross negligence or willful misconduct, this contractual obligation of indemnification shall continue but shall only extend to the portion of the claim that is deemed to have occurred by reason of events other than the gross negligence or willful misconduct of the Indemnified Party.

         (e) The Obligors' obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

         (f) The Obligors shall pay any amounts due under this Section 12.03 within thirty (30) days of the receipt by the Obligors of notice of the amount due.

         Section 12.04 Amendments, Etc. Release of Parent and Atlas Holdings Guarantees. Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Obligors' and the Majority Lenders' prior written consent; provided that (i) no amendment, modification or waiver which extends the final maturity of the Loans, increases the Aggregate Maximum Revolving Credit Amounts, increases the Borrowing Base, forgives the principal amount of any Indebtedness outstanding under this Agreement, releases any Guarantor (other than Parent, as provided below), of the Indebtedness, or releases Security Instruments (other than Security Instruments granted by Parent, as provided below) which in the aggregate cover a material portion of the Mortgaged Property (as reflected on the most recent Reserve Report delivered under Section 8.07) during each Borrowing Base Period, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects
Section 2.03(a), this Section 12.04 or Section 12.06(a) or modifies the definition of "Majority Lenders" shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases the Maximum Revolving Credit Amount of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent shall be effective without the consent of the Administrative Agent. Notwithstanding the foregoing, Administrative Agent is authorized to execute such releases in favor of (i) Parent of the Parent's Guaranty Agreement or any Security Instruments granted by Parent at such time as Parent ceases beneficially to own, directly or indirectly, 80% or more of the outstanding shares of voting capital stock of the Borrower and (ii) Atlas Holdings of the Atlas Holdings Guaranty Agreement or any Security Instruments granted by Atlas Holdings at such time as Atlas Holdings is dissolved as permitted under Section 9.09 hereof.

         Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 12.06 Assignments and Participations

         (a) The Borrower may not assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior consent of all of the Lenders and the Administrative Agent.

         (b) Any Lender may, upon the written consent of the Administrative Agent and, if no Default exists, with consent of the Borrower (which consent will not be unreasonably withheld or delayed), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit E (an "Assignment"); provided, however, that (i) any such assignment shall be in the amount of the lesser of (A) at least $5,000,000 or (B) the total amount of a Lender's rights and obligations under this Agreement and (ii) the assignee or assignor shall pay to the Administrative Agent a processing and recordation fee of $3,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the consent of the Administrative Agent. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to the Borrower a copy of such executed Assignment. Upon receipt of such executed Assignment, the Borrower, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the Security Instruments. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this
Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Borrower and each of the Lenders.

         (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (w) modify the definition of "Majority Lenders," (x) forgive any principal owing on any Indebtedness or extend the final maturity of the Loans, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release any guarantor of the Indebtedness or release Security Instruments which in the aggregate cover more than five percent (5%) by value of the Mortgaged Property (as reflected on the most recent Reserve Report delivered under Section 8.07) during each Borrowing Base Period supporting any of the Commitments or Loans or Letters of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Security Instruments (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

         (d) The Lenders may furnish any information concerning the Borrower in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of Section 12.15.

         (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Borrower to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

         Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

         Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 12.09 References, Use of Word "Including". The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Section or Article shall be deemed to refer to the applicable Section or Article of this Agreement unless otherwise stated herein. Any reference herein to an exhibit, schedule, or other attachment shall be deemed to refer to the applicable exhibit, schedule, or other attachment attached hereto unless otherwise stated herein. The words "including," "includes" and words of similar import mean "including, without limitation."

         Section 12.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each Security Instrument shall continue in full force and effect. In such event, each Security Instrument shall be automatically reinstated and the Obligors shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

         Section 12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         Section 12.12 NO ORAL AGREEMENTS. THE LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 12.13 GOVERNING LAW, SUBMISSION TO JURISDICTION.

         (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED

STATES FEDERAL LAW PERMITS ANY LENDER TO CHARGE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. CH. 346 OF THE TEXAS FINANCE CODE (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER AND EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE BORROWER OR ANY GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

         (c) THE BORROWER AND EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM LOCATED AT 111 EIGHTH AVENUE, 13th FLOOR, NEW YORK, NEW YORK, 10011, AS THE DESIGNEE, APPOINTEE AND ADMINISTRATIVE AGENT OF THE BORROWER AND EACH GUARANTOR TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER AND EACH GUARANTOR, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH ADMINISTRATIVE AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO THE BORROWER AND THE RELEVANT GUARANTOR AT THEIR ADDRESSES SET FORTH UNDER ITS SIGNATURE BELOW, BUT THE FAILURE OF THE BORROWER OR SUCH GUARANTOR TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE BORROWER AND EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AND ANY GUARANTOR AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

         (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

         (e) THE BORROWER, EACH GUARANTOR AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY SECURITY INSTRUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFY

THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF ADMINISTRATIVE AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE SECURITY INSTRUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

         Section 12.14 Interest. It is the intention of the parties hereto to conform strictly to Applicable Usury Laws regarding the use, forbearance or detention of the indebtedness evidenced by this Agreement, the Notes and the other Loan Documents, whether such laws are now or hereafter in effect, including the laws of the United States of America or any other jurisdiction whose laws are applicable, and including any subsequent revisions to or judicial interpretations of those laws, in each case to the extent they are applicable to this Agreement, the Notes and the other Loan Documents (the "Applicable Usury Laws"). Accordingly, if any acceleration of the maturity of the Notes or any payment by Borrower or any other Person produces a rate in excess of the Highest Lawful Rate or otherwise results in Borrower or such other Person being deemed to have paid any interest in excess of the Maximum Amount, as hereinafter defined, or if any Lender shall for any reason receive any unearned interest in violation of any Applicable Usury Laws, or if any transaction contemplated hereby would otherwise be usurious under any Applicable Usury Laws, then, in that event, regardless of any provision contained in this Agreement or any other Loan Document or other agreement or instrument executed or delivered in connection herewith, the provisions of this Section 12.14 shall govern and control, and neither Borrower nor any other Person shall be obligated to pay, or apply in any manner to, any amount that would be excessive interest. No Lender shall ever be deemed to have contracted for or be entitled to receive, collect, charge, reserve or apply as interest on any Loan (whether termed interest therein or deemed to be interest by judicial determination or operation of law), any amount in excess of the Highest Lawful Rate, and, in the event that such Lender ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be applied as a partial prepayment of principal and treated hereunder as such, and, if the principal amount of the applicable Loans are paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest contracted for, received, collected, charged reserved, paid or payable, including under any specific contingency, exceeds the Highest Lawful Rate, Borrower and each Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (b) exclude voluntary pre-payments and the effect thereof, and
(c) amortize and spread the total amount of interest throughout the entire stated term of the Loans so that the interest rate is uniform throughout such term; provided that if the Loans are paid in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, if any, then the Lenders shall refund to Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of all Loans made by Lender. As used herein, the term "Maximum Amount" means the maximum nonusurious amount of interest which may be lawfully contracted for, reserved, charged, collected or received by Lender in connection with the indebtedness evidenced by this Agreement, the Notes and other Loan Documents under all Applicable Usury Laws. Texas Finance Code, Chapter 346, which regulates certain revolving loan accounts and revolving tri-party accounts, shall not apply to any revolving loan accounts created under, or apply in any manner to, the Note, this Agreement or the other Loan Documents.

         Section 12.15 Confidentiality. Subject to provisions under Section
12.16 below, in the event that the Borrower provides to the Administrative Agent or the Lenders written confidential information belonging to the Borrower, if the Borrower shall denominate such information in writing as "confidential," the

Administrative Agent and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Administrative Agent or the Lenders breaching their obligation of confidence to the Borrower, (iii) are previously known by the Administrative Agent or the Lenders from some source other than the Borrower, (iv) are hereafter developed by the Administrative Agent or the Lenders without using the Borrower's information, (v) are hereafter obtained by or available to the Administrative Agent or the Lenders from a third party who owes no obligation of confidence to the Borrower with respect to such information or through any other means other than through disclosure by the Borrower, (vi) are disclosed with the Borrower's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Administrative Agent or the Lenders provided, Administrative Agent and Lenders shall endeavor to provide notice to the Borrower as soon as practicable in the event Borrower desires to enjoin the disclosure of such information, however, failure of Administrative Agent or Lenders to provide such prior notice to Borrower shall not give rise to any claim or cause of action by Borrower or any Obligor against Administrative Agent or such Lenders, or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Administrative Agent or a Lender may disclose any such information to any other Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Security Instrument, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Administrative Agent or the Lenders shall receive a confidentiality agreement from the Person to whom such information is disclosed such that said Person shall have the same obligation to maintain the confidentiality of such information as is imposed upon the Administrative Agent or the Lenders hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Borrower requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Borrower waives any and all other rights it may have to confidentiality as against the Administrative Agent and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

         Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

         The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       BORROWER:

Address for Notice:                    ATLAS AMERICA, INC.,
                                       a Delaware corporation
Atlas America, Inc.
c/o Resource America, Inc.             By:
1845 Walnut Street, 10th Floor            -------------------------------------
Philadelphia, Pennsylvania 19103            Michael L. Staines
Attention: Steven Kessler                   Executive Vice President
Fax No.: 215.546.4785
E-mail:skessler@resourceamerica.com

                                       GUARANTORS:

                                       AIC, INC., a Delaware corporation



                                       By:
                                          -------------------------------------
                                            Steven J. Kessler
                                            Senior Vice President

                                       ATLAS AMERICA, INC., a Pennsylvania
                                       corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            Senior Vice President

                                       ATLAS ENERGY CORPORATION, an
                                       Ohio corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            Vice President

                                       ATLAS ENERGY GROUP, INC., an Ohio
                                       corporation



                                       By:
                                          -------------------------------------
                                            Steven J. Kessler
                                            Senior Vice President

                      SIGNATURE PAGE 1 TO CREDIT AGREEMENT

                                       ATLAS ENERGY HOLDINGS, INC., a
                                       Delaware corporation



                                       By:
                                          -------------------------------------
                                            Steven J. Kessler
                                            Vice President

                                       ATLAS NOBLE CORP., a
                                       Delaware corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            President

                                       ATLAS PIPELINE PARTNERS GP, LLC,
                                       a Delaware limited liability company



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       ATLAS RESOURCES, INC., a
                                       Pennsylvania corporation



                                       By:
                                          -------------------------------------
                                            Freddie M. Kotek
                                            President

                                       REI-NY, INC., a
                                       Delaware corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            Vice President




                      SIGNATURE PAGE 2 TO CREDIT AGREEMENT

                                       RESOURCE AMERICA, INC., a
                                       Delaware corporation


                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            Senior Vice President

                                       RESOURCE ENERGY, INC., a
                                       Delaware corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            President

                                       VIKING RESOURCES CORPORATION, a
                                       Pennsylvania corporation



                                       By:
                                          -------------------------------------
                                            Michael L. Staines
                                            President





                      SIGNATURE PAGE 3 TO CREDIT AGREEMENT

                                       LENDER, ADMINISTRATIVE AGENT AND
                                       ISSUING BANK:

                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       Individually, Administrative Agent and
                                       Issuing Bank



                                       By:
                                          -------------------------------------
                                            Russell Clingman
                                            Director


                                       Lending Office for Base Rate Loans and
                                       LIBOR Loans and Address for Notices:

                                       Wachovia Bank, National Association
                                       1001 Fannin, Suite 2255
                                       Houston, Texas 77002
                                       Telephone No.: 713-346-2716
                                       Telecopier No.: 713-650-6354
                                       Attention: Russell Clingman














                      SIGNATURE PAGE 4 TO CREDIT AGREEMENT

                               U.S. BANK, NATIONAL ASSOCIATION



                               By:
                                  ---------------------------------------------
                               Name:
                                    -------------------------------------------
                               Title:
                                     ------------------------------------------

                               Contact
                               -------

                               Primary Credit and Financials: Monte E. Deckerd 918 17th Street
                               DNCOBB3E
                               Denver, CO  80202
                               Tel: (303) 585-4212
                               Fax: (303) 585-4362
                               monte.deckerd@usbank.com






                      SIGNATURE PAGE 5 TO CREDIT AGREEMENT

                                       BANK OF OKLAHOMA, N.A.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Contact
                                       -------

                                       Primary Credit: Lindsay Sherrer
                                       One Williams Center 8-SE
                                       Tulsa OK 74192
                                       Tel: (918) 295-0414
                                       Fax: (918) 588-6880
                                       lsherrer@mail.bok.com









                      SIGNATURE PAGE 6 TO CREDIT AGREEMENT

                                       COMPASS BANK



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Contact
                                       -------

                                       Primary Credit: Dorothy Marchand
                                       24 Greenway Plaza, Suite 1400A
                                       Houston, TX 77046
                                       Tel: (713) 968-8272
                                       Fax: (713) 968-8292
                                       dorothy.marchand@compassbnk.com











                      SIGNATURE PAGE 7 TO CREDIT AGREEMENT

                                       TEXAS CAPITAL BANK, N.A.



                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       Contact
                                       -------

                                       Primary Credit: Mike Black
                                       One Riverway, Suite 2450
                                       Houston, TX 77056
                                       Tel: (713) 439-5904
                                       Fax: (713) 439-5947
                                       mike.black@texascapitalbank.com










                      SIGNATURE PAGE 8 TO CREDIT AGREEMENT

                                     ANNEX I

           LIST OF PERCENTAGE SHARES, MAXIMUM REVOLVING CREDIT AMOUNTS
           -----------------------------------------------------------

        -----------------------------------------------------------------------------------------------------
                     Name of Lender                     Percentage                Maximum Revolving
                                                          Share                     Credit Amount

        -----------------------------------------------------------------------------------------------------

        Wachovia Bank, National Association              23.3333%                    $17,500,000

        Bank of Oklahoma, N.A.                          23.33333%                    $17,500,000

        U.S. Bank, National Association                 23.33333%                    $17,500,000

        Compass Bank                                    20.00000%                    $15,000,000

        Texas Capital Bank, N.A.                        10.00000%                     $7,500,000
        -----------------------------------------------------------------------------------------------------

                          TOTAL                            100%                      $75,000,000.00
        -----------------------------------------------------------------------------------------------------



                          ANNEX I TO CREDIT AGREEMENT

                                SCHEDULE 2.01(b)

                                LETTERS OF CREDIT

     L/C Number            Amount    Expiration Date                  Beneficiary

      SM200159             $25,000       07/31/04      Travelers Indemnity Company
      SM200162            $250,000       01/01/05      American Manufacturers Mutual Insurance Co.
      SM204112          $1,000,000       07/14/04      First Energy Solutions Corp.
      SM205637            $150,000       10/31/04      NY State Department of Environmental Conservation
      SM205641            $150,000       10/31/04      NY State Department of Environmental Conservation
      SM205642            $120,000       10/31/04      Travelers Casualty & Surety Co.
                          --------
                        $1,695,000




                  SCHEDULE 2.01(B) TO CREDIT AGREEMENT - Page 1

SCHEDULE I
CONDENSED FINANCIAL INFORMATION OF THE REGISTRANT

                            CONDENSED BALANCE SHEETS

                                                                                       September 30,
                                                                                 -------------------------
                                                                                    2004           2003
                                                                                 -----------    -----------
                                                                                   (in thousands, except
                                                                                         share data)
ASSETS
Current assets:
   Cash and cash equivalents.................................................    $   39,906     $   17,446
   Accounts receivable and prepaid expenses..................................        29,266         17,373
   FIN 46 entities' and other assets held for sale...........................       102,963        222,677
                                                                                 ----------     ----------
     Total current assets....................................................       172,135        257,496

Investments in real estate loans and real estate.............................        47,119         68,936
Property and equipment, net..................................................        61,101         77,185
Investment in Atlas America, Inc.............................................        91,003         86,928
Due from Atlas America, Inc..................................................        10,413         26,112
Other........................................................................        23,854         34,776
                                                                                 ----------     ----------
                                                                                 $  405,625     $  551,433
                                                                                 ==========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of long-term debt.........................................    $   11,237     $   59,472
   Secured revolving credit facilities - leasing.............................         8,487          7,168
   Accounts payable and other current liabilities............................        11,260         19,885
   FIN 46 entities and other liabilities with assets held for sale...........        65,300        141,473
                                                                                 ----------     ----------
     Total current liabilities...............................................        96,284        227,998

Long-term debt...............................................................        32,457         80,122

Other liabilities............................................................        19,075         15,859

Commitments and contingencies................................................             -              -

Stockholders' equity:
   Preferred stock, $1.00 par value: 1,000,000 authorized shares.............             -              -
   Common stock, $.01 par value: 49,000,000 authorized shares................           255            255
   Additional paid-in capital................................................       247,759        227,211
   Less treasury stock, at cost..............................................       (77,667)       (78,860)
   Less ESOP loan receivable.................................................        (1,127)        (1,137)
   Accumulated other comprehensive income....................................        (1,575)         5,611
   Retained earnings.........................................................        90,164         74,374
                                                                                 ----------     ----------
     Total stockholders' equity..............................................       257,809        227,454
                                                                                 ----------     ----------
                                                                                 $  405,625     $  551,433
                                                                                 ==========     ==========



         SEE NOTES TO CONDENSED FINANCIAL INFORMATION OF THE REGISTRANT

                       CONDENSED STATEMENTS OF OPERATIONS

                                                                                          Years Ended September 30,
                                                                                    -------------------------------------
                                                                                     2004           2003            2002
                                                                                    -------        -------        --------
                                                                                              (in thousands)
REVENUES
   Equity in earnings of Atlas America, Inc..................................        19,307         13,912          7,241
   Other.....................................................................        34,489         19,422         16,629
                                                                                 ----------     ----------     ----------
                                                                                     53,796         33,334         23,870

COSTS AND EXPENSES
   Operating expenses........................................................        26,854         11,344          3,168
   General and administrative................................................         8,785          6,925          7,889
   Depreciation, depletion and amortization..................................           867            553            325
   Provision for possible losses.............................................           641          1,848          1,510
   Provision for legal settlement............................................             -          1,185          1,000
                                                                                 ----------     ----------     ----------
                                                                                     37,147         21,855         13,892
                                                                                 ----------     ----------     ----------

OPERATING INCOME                                                                     16,649         11,479          9,978

   Interest..................................................................        (3,736)       (11,131)       (10,616)
   Other income, net.........................................................         9,167          7,417          5,459
                                                                                 ----------     ----------     ----------

Income from continuing operations before income taxes
    and cumulative effect of change in accounting principle..................        22,080          7,765          4,821
Provision (benefit) for income taxes.........................................           617         (2,171)        (1,269)
                                                                                 ----------     ----------     ----------
Income from continuing operations............................................        21,463          9,936          6,090

Discontinued operations:
    Income (loss) on discontinued operations, net of income taxes
      of $(1,855), (658) and $5,944..........................................        (3,054)         1,030         (9,399)
Cumulative effect of change in accounting principle, net of
    income taxes of $336.....................................................             -        (13,881)             -
                                                                                 ----------     ----------     ----------

Net (loss) income............................................................    $   18,409     $   (2,915)    $   (3,309)
                                                                                 ==========     ==========     ==========

         SEE NOTES TO CONDENSED FINANCIAL INFORMATION OF THE REGISTRANT

                       CONDENSED STATEMENTS OF CASH FLOWS


                                                                                       Years Ended September 30,
                                                                                ---------------------------------------
                                                                                   2004           2003          2002
                                                                                -----------    -----------   ----------
                                                                                             (in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net cash provided by (used in) operating activities of
   continuing operations...................................................     $    31,937    $    (864)    $    1,200

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures.......................................................          (1,603)        (540)          (676)
Principal payments on notes receivable and proceeds from sale of assets....          26,035        9,871         24,499
Proceeds from sale (purchase) of RAIT Investment Trust shares..............          20,170       12,044         (1,890)
Increase in other assets...................................................             379         (957)        (6,355)
Investments in real estate loans and real estate...........................          (4,899)      (3,709)       (19,859)
                                                                                -----------    ---------     ----------
   Net cash provided by (used in) investing activities
      of continuing operations.............................................          40,082       16,709         (4,281)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings.................................................................         142,857       28,554         14,424
Principal payments on borrowings...........................................        (233,097)     (33,441)       (15,351)
Dividends paid.............................................................          (2,619)      (2,294)        (2,326)
Purchase of treasury stock.................................................               -       (4,654)        (1,517)
Repayment of ESOP loan.....................................................              10           64             96
Borrowings from related parties............................................               -            -         (1,546)
Increase in other assets...................................................            (177)        (751)          (255)
Proceeds from issuance of stock............................................             582        2,933             17
                                                                                -----------    ---------     ----------
Net cash used in financing activities of continuing operations.............         (92,444)      (9,589)        (6,458)
Net cash provided by (used in) discontinued operations.....................          42,885       (5,624)             -
                                                                                -----------    ---------     ----------
Increase (decrease) in cash and cash equivalents...........................          22,460          632         (9,539)
Cash and cash equivalents at beginning of year.............................          17,446       16,814         26,353
                                                                                -----------    ---------     ----------
Cash and cash equivalents at end of year...................................     $    39,906    $  17,446     $   16,814
                                                                                ===========    =========     ==========

         SEE NOTES TO CONDENSED FINANCIAL INFORMATION OF THE REGISTRANT

           NOTES TO CONDENSED FINANCIAL INFORMATION OF THE REGISTRANT

NOTE 1. The condensed financial information of the registrant includes the registrant consolidated with all its subsidiaries except for Atlas America, Inc. and its subsidiaries ("Atlas") which are shown as investment in Atlas America, Inc. Furthermore, the intercompany receivable from Atlas has not been eliminated in consolidation. The schedule is required based upon limitations on dividends and loan repayments Atlas can make to the registrant under the terms of its $75.0 million credit facility with Wachovia Bank which the Registrant has guaranteed as long as it continues to own more than 80% of Atlas (see Note 9 of the Notes to Consolidated Financial Statements).

NOTE 2. Annual debt principal payments over the next five fiscal years ending September 30, excluding the Wachovia debt, are as follows (in thousands):

                    2005                  $    11,237
                    2006                       11,266
                    2007                          842
                    2008                          889
                    2009                        3,155

NOTE 3. The Registrant received dividends from Atlas totaling $52.1 million during fiscal 2004, of which $37.0 million was from the net proceeds of its initial public offering in May 2004. No other distributions were made by Atlas or any of its subsidiaries during the fiscal years ended September 30, 2003 or 2002.

                  At September 30, 2004, Atlas can distribute $13.1 million as dividends to the registrant under the terms of the credit facility and can repay $10.4 million of its indebtedness to the registrant.

RESOURCE AMERICA, INC. & SUBSIDIARIES
SCHEDULE III
REAL ESTATE AND ACCUMULATED DEPRECIATION
SEPTEMBER 30, 2004
             (IN THOUSANDS)

                 COLUMN                       COLUMN               COLUMN               COLUMN                COLUMN
                   A                             B                   C                     D                     E
                                                                                                           Gross Amount
                                                                                   Cost capitalized          at which
                                                                Initial Cost          subsequent         carried at close
Description                                Encumbrances          to Company         to acquisition           of period
                                                           ----------------------------------------------------------------
                                                               Buildings and         Improvements       Buildings and Land
                                                             Land Improvements      Carrying Costs      Improvements Total
REAL ESTATE OWNED - HELD FOR SALE

Vacant Commercial Retail Space                 $  1,336              $   2,402             $     -               $   1,700
Richmond, VA

Hotel                                             2,400                  4,319                   -                   3,372
Omaha, NE


FIN 46 ASSETS HELD FOR SALE

Office Building                                       -                  1,400                   -                     973
Pittsburgh, PA

Office Building                                  56,616                 96,300                 618                  96,918
Baltimore, MD


FIN 46 ASSETS

Office Building                                       -                  3,715                 138                   3,853
Philadelphia, PA

Multifamily- Condominiums                         2,758                  4,916                  45                   3,614
Concord, NC

Multifamily                                           -                 14,300                 357                  14,657
Seabrook, NJ

Multifamily                                      14,694                 24,000                 142                  24,142
Chicago, IL

Commercial Retail                                 1,607                  2,300                   5                   2,305
St. Cloud, MI

Commercial Retail                                   899                  1,600                   -                   1,600
Elkins West, WV

Hotel                                                 -                 10,187                   -                  10,187
Savannah, GA
                                         ----------------------------------------------------------------------------------
                                               $ 80,310              $ 165,439             $ 1,305               $ 163,321
                                         ==================================================================================


(a) date of FIN 46R adoption

                 COLUMN                       COLUMN          COLUMN        COLUMN             COLUMN
                   A                            F               G             H                   I
                                                                                            Life on which
                                                                                           depreciation in
                                           Accumulated       Date of         Date           latest income
Description                                Depreciation    Construction    Acquired          is computed



REAL ESTATE OWNED - HELD FOR SALE

Vacant Commercial Retail Space             $         -      1980           9/30/2003              n/a
Richmond, VA

Hotel                                                -      1937           5/12/2003              n/a
Omaha, NE


FIN 46 ASSETS HELD FOR SALE

Office Building                                      -      1890            7/1/2003 (a)          n/a
Pittsburgh, PA

Office Building                                      -      1992            7/1/2003 (a)          n/a
Baltimore, MD


FIN 46 ASSETS

Office Building                                     98      1924            7/1/2003 (a)       40 years
Philadelphia, PA

Multifamily- Condominiums                          120      1840            7/1/2003 (a)       40 years
Concord, NC

Multifamily                                        351      1945            7/1/2003 (a)       40 years
Seabrook, NJ

Multifamily                                        545      1980            7/1/2003 (a)       40 years
Chicago, IL

Commercial Retail                                   58      1970            7/1/2003 (a)       40 years
St. Cloud, MI

Commercial Retail                                   39      1963            7/1/2003 (a)       40 years
Elkins West, WV

Hotel                                              250      1853            7/1/2003 (a)       40 years
Savannah, GA
                                           ------------
                                           $     1,461
                                           ============


(a) date of FIN 46R adoption

                                            RESOURCE AMERICA, INC. & SUBSIDIARIES
                                                        SCHEDULE IV
                                               MORTGAGE LOANS ON REAL ESTATE
                                                     SEPTEMBER 30, 2004
                                                       (IN THOUSANDS)

                            COLUMN A                            COLUMN B                          COLUMN C


                                                                                                   FINAL
                                                                INTEREST                          MATURITY
                          DESCRIPTION                             RATE                              DATE

SECOND LIEN LOANS

          OFFICE BUILDING, PHILADELPHIA, PA            Fixed interest rate of 9%                  9/25/2002 (d)

          APARTMENT BUILDING, HARTFORD, CT             Fixed interest rate of 7.5%                 1/1/2009

          INDUSTRIAL BUILDING, PASADENA, CA            2.75% over average cost of funds          12/21/2004
                                                         FSLIC-Insured
          RETAIL BUILDING, NORTHRIDGE, CA              Fixed interest rate of 9%                  12/1/2000 (d)

          OFFICE BUILDING, WASHINGTON, DC              Fixed interest rate of 8%                   8/1/2008

          OFFICE BUILDING, PHILADELPHIA, PA            Fixed interest rate of 10%                12/31/2004



(a) All net cash flows from related property
(b) No current payments
(c) $11,250/month fixed
(d) We have not forclosed on the property and continue to forbear, because we receive all of the economic benefit from the underlying property


                           COLUMN A               COLUMN D         COLUMN E       COLUMN F        COLUMN G            COLUMN H

                                                                                                                 PRINCIPAL AMOUNT
                                                  PERIODIC                         FACE          CARRYING        OF LOANS SUBJECT
                                                   PAYMENT          PRIOR        AMOUNT OF       AMOUNT OF         TO DELINQUENT
                          DESCRIPTION               TERM            LIENS        MORTGAGES       MORTGAGES     PRINCIPAL OR INTEREST

SECOND LIEN LOANS

          OFFICE BUILDING, PHILADELPHIA, PA          (a)         $        -     $      2,915     $     2,627   $                  -

          APARTMENT BUILDING, HARTFORD, CT           (a)             13,351           21,265           8,218                      -

          INDUSTRIAL BUILDING, PASADENA, CA          (a)              2,273            2,454              67                      -

          RETAIL BUILDING, NORTHRIDGE, CA            (a)              1,967            3,647           1,279                      -

          OFFICE BUILDING, WASHINGTON, DC            (b)                  -           29,626          10,525

          OFFICE BUILDING, PHILADELPHIA, PA          (c)                  -            1,350           1,350                      -

                                                                 ----------     ------------     -----------   --------------------
                                                                 $   17,591     $     61,257     $    24,066   $                  -
                                                                 ==========     ============     ===========   ====================
(a) All net cash flows from related property
(b) No current payments
(c) $11,250/month fixed
(d) We have not forclosed on the property and continue to forbear, because we receive all of the economic benefit from the underlying property


                                              Balance at October 1, 2003                             $40,416
                                                Additions during the period:
                                                  New mortgage loans                                   9,848
                                                  Amortization of discount                             1,909
                                                  Net gains                                               49
                                                  Additions to existing loans                          2,069
                                                                                               --------------
                                                                                                      13,875
                                              Deductions during the period:
                                                  Collections of principal                            22,783
                                                  Conversion to equity investment                      7,442
                                                                                               --------------
                                                                                                      30,225
                                                                                               --------------

                                              Balance at September 30, 2004                          $24,066
                                                                                               ==============

                                  SCHEDULE 7.03

                                   LITIGATION


1. Resource America, Inc., et al. v. Certain Underwriting Members of Lloyd's, Court of Common Pleas, Philadelphia County, Pennsylvania, No. 002709.

2. Resource America, Inc. v. Admiral Insurance Company, Multnomah County, Oregon Circuit Court, No. 0306-06066.

3. Cherry, et al. v. Resource America, Inc., et al., New York Supreme Court, Chautauqua County, No. K1-2000-171.

4. Eigel v. Bank Philadelphia, et al., U.S. District Court, Eastern District of Pennsylvania, No. 02-CV 975.









                   SCHEDULE 7.03 TO CREDIT AGREEMENT - Page 1

                                  SCHEDULE 7.10

                                OWNERSHIP REPORTS

                         (Attached as separate document)












              SCHEDULE 7.10 TO CREDIT AGREEMENT - Separate Document

                                  SCHEDULE 7.14

                              PARTNERSHIP INTERESTS


------------------------------------------------------------------------------------------------------------------------------------
Program#     Program Name                                    Managing General Partner              Gross     GP%                LP%
                                                                                                   Well
                                                                                                   Count
------------------------------------------------------------------------------------------------------------------------------------
19           VIKING RESOURCES 1999 LP                        Viking Resources Corporation            23      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
21           VIKING 89 CANTON                                Viking Resources Corporation             5      63.50%          36.50%
------------------------------------------------------------------------------------------------------------------------------------
22           VIKING 1990-2 ACCREDITED ONLY                   Viking Resources Corporation             3      54.85%          45.15%
------------------------------------------------------------------------------------------------------------------------------------
23           VIKING RESOURCES 1991-1                         Viking Resources Corporation             6      60.79%          39.21%
------------------------------------------------------------------------------------------------------------------------------------
24           1991 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            11      35.32%          64.68%
------------------------------------------------------------------------------------------------------------------------------------
25           1991 BRYAN JOINT VENTURE                        Viking Resources Corporation             2      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
26           1992 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation             5      35.26%          64.74%
------------------------------------------------------------------------------------------------------------------------------------
27           1992-2 VIKING RESOURCES                         Viking Resources Corporation             2      30.68%          69.32%
------------------------------------------------------------------------------------------------------------------------------------
28           1993 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation             9      30.93%          69.07%
------------------------------------------------------------------------------------------------------------------------------------
29           1994 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            31      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
30           1995 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            46      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
31           1996 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            50      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
32           1997 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            45      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
33           1998 VIKING RESOURCES LTD.PSHP                  Viking Resources Corporation            32      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100039       CHAUTAUQUA JOINT VENTURE                        Resource Energy, Inc.                   12      63.68%           0.00%
------------------------------------------------------------------------------------------------------------------------------------
100040       CMSV/RAI 1989 DRILLING PROGRAM                  Resource Energy, Inc.                   15      19.98%          80.02%
------------------------------------------------------------------------------------------------------------------------------------
100042       RESOURCE AMERICA 1990 PIPELINE                  Resource Energy, Inc.                    1      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100043       CMSV/RAI 1990 NATURAL GAS DEVL                  Resource Energy, Inc.                   10      19.98%          80.02%
------------------------------------------------------------------------------------------------------------------------------------
100044       RA 1989 PIPELINE INCOME                         Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100058       DALTON ASSOCIATES                               Resource Energy, Inc.                    1      28.00%          72.00%
------------------------------------------------------------------------------------------------------------------------------------
100061       ROYAL ASSOCIATES                                Resource Energy, Inc.                    1      7.50%           92.50%
------------------------------------------------------------------------------------------------------------------------------------
100062       WOOSTER ASSOCIATES                              Resource Energy, Inc.                    1      24.10%          75.90%
------------------------------------------------------------------------------------------------------------------------------------
100071       ATWOOD YIELD PLUS                               Resource Energy, Inc.                   38      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100072       ATWOOD YIELD PLUS II                            Resource Energy, Inc.                    3      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100073       ATWOOD YIELD PLUS III                           Resource Energy, Inc.                   26      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100074       ATWOOD YIELD PLUS IV                            Resource Energy, Inc.                   32      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100075       ATWOOD YIELD PLUS V                             Resource Energy, Inc.                    9      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100076       BRIGHTON INCOME PARTNERSHIP                     Resource Energy, Inc.                   25      50.00%          50.00%
------------------------------------------------------------------------------------------------------------------------------------
100077       BRIGHTON/LEVENGOOD DRILLING                     Resource Energy, Inc.                    7      10.00%          90.00%
------------------------------------------------------------------------------------------------------------------------------------
100078       BUCKEYE 1991 INCOME PROGRAM LP                  Resource Energy, Inc.                   19      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100079       DOVER-ATWOOD 1993 DRLNG PROG                    Resource Energy, Inc.                   88      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100080       DOVER-ATWOOD 1994                               Resource Energy, Inc.                   66      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100081       EAST OHIO GAS DRILLING                          Resource Energy, Inc.                    2      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100083       LEVENGOOD INDUSTRIAL                            Resource Energy, Inc.                   17      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100084       TWC YIELD PLUS 1991                             Resource Energy, Inc.                   31      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100803       SUNRAY ENERGY ASSOCIATES 1984                   Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100804       TRIANGLE ENERGY ASSOC. 1984                     Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100810       LANGASCO OHIO DRLG PTRS 1985                    Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100812       TRIANGLE ENERGY ASSOC. 1985                     Resource Energy, Inc.                    5      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100813       SCH JOINT VENTURE                               Resource Energy, Inc.                   15      0.00%          100.00%
------------------------------------------------------------------------------------------------------------------------------------
100814       LANGASCO OHIO DRLG PTRS 1986                    Resource Energy, Inc.                    6      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100815       LANGASCO ROY INCOME PTRS 1986                   Resource Energy, Inc.                   67      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100817       LANGASCO INCOME PTRS 1987-1                     Resource Energy, Inc.                   35      0.50%           99.50%
------------------------------------------------------------------------------------------------------------------------------------
100818       LANGASCO INCOME PTRS 1987-II                    Resource Energy, Inc.                   33      0.50%           99.50%
------------------------------------------------------------------------------------------------------------------------------------
100852       TD ENERGY ASSOCIATES 1983                       Resource Energy, Inc.                    3      1.43%           98.57%
------------------------------------------------------------------------------------------------------------------------------------

                   SCHEDULE 7.14 TO CREDIT AGREEMENT - Page 1

------------------------------------------------------------------------------------------------------------------------------------
Program#     Program Name                                    Managing General Partner              Gross     GP%                LP%
                                                                                                   Well
                                                                                                   Count
------------------------------------------------------------------------------------------------------------------------------------
100853       TD ENERGY ASSOCIATES 1984                       Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100854       TD ENERGY ASSOCIATES 1985                       Resource Energy, Inc.                    4      1.00%           99.00%
------------------------------------------------------------------------------------------------------------------------------------
100855       TD/TRIANGLE ENERGY ASSOCIATES                   Resource Energy, Inc.                    1      2.35%           97.65%
------------------------------------------------------------------------------------------------------------------------------------
100856       CLINCHER ENERGY ASSOC 1986                      Resource Energy, Inc.                    4      2.00%           98.00%
------------------------------------------------------------------------------------------------------------------------------------
100951       ATLAS LP #1 - 1985                              Atlas Resources, Inc.                    7      16.00%          84.00%
------------------------------------------------------------------------------------------------------------------------------------
100952       ATLAS ENERGY PARTNERS LP-1986                   Atlas Resources, Inc.                    7      16.00%          84.00%
------------------------------------------------------------------------------------------------------------------------------------
100953       ATLAS ENERGY PARTNERS LP-1987                   Atlas Resources, Inc.                    9      22.38%          77.62%
------------------------------------------------------------------------------------------------------------------------------------
100954       ATLAS ENERGY PARTNERS LP-1988                   Atlas Resources, Inc.                    9      24.36%          75.64%
------------------------------------------------------------------------------------------------------------------------------------
100955       ATLAS ENERGY PARTNERS LP-1989                   Atlas Resources, Inc.                    9      18.00%          82.00%
------------------------------------------------------------------------------------------------------------------------------------
100956       ATLAS ENERGY PARTNERS LP-1990                   Atlas Resources, Inc.                   12      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100957       ATLAS ENERGY NINETIES - 10                      Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100958       ATLAS ENERGY NINETIES - 11                      Atlas Resources, Inc.                   14      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100960       ATLAS ENERGY PARTNERS LP-1991                   Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100961       ATLAS AMERICA SERIES 21-A                       Atlas Resources, Inc.                   68      33.83%          66.17%
------------------------------------------------------------------------------------------------------------------------------------
100962       ATLAS AMERICA SERIES 21-B                       Atlas Resources, Inc.                   89      34.00%          66.00%
------------------------------------------------------------------------------------------------------------------------------------
100963       ATLAS ENERGY NINETIES - 12                      Atlas Resources, Inc.                   13      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100964       ATLAS ENERGY NINETIES - JV 92                   Atlas Resources, Inc.                   51      33.00%          67.00%
------------------------------------------------------------------------------------------------------------------------------------
100965       ATLAS ENERGY PARTNERS LP-1992                   Atlas Resources, Inc.                    5      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100966       ATLAS AMERICA SER 22-2002 LTD                   Atlas Resources, Inc.                   51      32.53%          67.47%
------------------------------------------------------------------------------------------------------------------------------------
100967       ATLAS ENERGY NINETIES-PUBLIC 1                  Atlas Resources, Inc.                   14      24.00%          76.00%
------------------------------------------------------------------------------------------------------------------------------------
100968       ATLAS ENERGY NINETIES-1993 LTD                  Atlas Resources, Inc.                   18      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100969       ATLAS ENERGY PARTNERS LP-1993                   Atlas Resources, Inc.                    8      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100970       ATLAS ENERGY NINETIES-PUBLIC 2                  Atlas Resources, Inc.                   14      24.00%          76.00%
------------------------------------------------------------------------------------------------------------------------------------
100971       ATLAS ENERGY NINETIES - 14                      Atlas Resources, Inc.                   52      33.00%          67.00%
------------------------------------------------------------------------------------------------------------------------------------
100972       ATLAS ENERGY PARTNERS LP-1994                   Atlas Resources, Inc.                   11      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100973       ATLAS ENERGY NINETIES-PUBLIC 3                  Atlas Resources, Inc.                   26      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100974       ATLAS ENERGY NINETIES - 15                      Atlas Resources, Inc.                   60      30.00%          70.00%
------------------------------------------------------------------------------------------------------------------------------------
100975       ATLAS AMERICA SER 23-2002 LTD                   Atlas Resources, Inc.                   47      32.00%          68.00%
------------------------------------------------------------------------------------------------------------------------------------
100976       ATLAS AMERICA PUBLIC 11-2002 LTD                Atlas Resources, Inc.                   167     32.25%          67.75%
------------------------------------------------------------------------------------------------------------------------------------
100977       ATLAS ENERGY PARTNERS LP-1995                   Atlas Resources, Inc.                    6      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100978       ATLAS ENERGY NINETIES-PUBLIC 4                  Atlas Resources, Inc.                   32      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100979       ATLAS ENERGY NINETIES - 16                      Atlas Resources, Inc.                   50      21.50%          78.50%
------------------------------------------------------------------------------------------------------------------------------------
100980       ATLAS ENERGY PARTNERS LP-1996                   Atlas Resources, Inc.                   13      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100981       ATLAS ENERGY NINETIES-PUBLIC 5                  Atlas Resources, Inc.                   36      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100982       ATLAS ENERGY NINETIES - 17                      Atlas Resources, Inc.                   46      26.50%          73.50%
------------------------------------------------------------------------------------------------------------------------------------
100983       ATLAS ENERGY PARTNERS LP-1997                   Atlas Resources, Inc.                    6      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100984       ATLAS ENERGY NINETIES-PUBLIC 6                  Atlas Resources, Inc.                   55      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100985       ATLAS ENERGY NINETIES - 18                      Atlas Resources, Inc.                   62      31.50%          68.50%
------------------------------------------------------------------------------------------------------------------------------------
100986       ATLAS ENERGY PARTNERS LP-1998                   Atlas Resources, Inc.                   19      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100987       EXPLORATION 1997                                Atlas Energy Corporation                 4      29.45%          70.55%
------------------------------------------------------------------------------------------------------------------------------------
100988       ATLAS ENERGY NINETIES - 19                      Atlas Resources, Inc.                   82      31.50%          68.50%
------------------------------------------------------------------------------------------------------------------------------------
100989       ATLAS ENERGY - PUBLIC #7                        Atlas Resources, Inc.                   64      31.00%          69.00%
------------------------------------------------------------------------------------------------------------------------------------
100990       ATLAS AMERICA SERIES #24-2003(A) LTD.           Atlas Resources, Inc.                   75      32.63%          67.37%
------------------------------------------------------------------------------------------------------------------------------------
100991       ATLAS AMERICA SERIES #24-2003(B) LTD.           Atlas Resources, Inc.                   115     33.22%          66.78%
------------------------------------------------------------------------------------------------------------------------------------
100994       ATLAS ENERGY PUBLIC #8                          Atlas Resources, Inc.                   58      29.00%          71.00%
------------------------------------------------------------------------------------------------------------------------------------
100995       ATLAS ENERGY 1999                               Atlas Resources, Inc.                    5      25.00%          75.00%
------------------------------------------------------------------------------------------------------------------------------------
100996       ATLAS AMERICA PUBLIC 9 LTD                      Atlas Resources, Inc.                   83      29.00%          71.00%
------------------------------------------------------------------------------------------------------------------------------------
100997       ATLAS AMERICA SERIES 20 LTD                     Atlas Resources, Inc.                   105     27.00%          73.00%
------------------------------------------------------------------------------------------------------------------------------------
100998       ATLAS AMERICA PUBLIC 10 LTD                     Atlas Resources, Inc.                   107     32.00%          68.00%
------------------------------------------------------------------------------------------------------------------------------------

                   SCHEDULE 7.14 TO CREDIT AGREEMENT - Page 2

                                  SCHEDULE 7.15

                              SUBSIDIARY INTERESTS

Schedule 7.15 - Capitalization and Subsidiaries
-----------------------------------------------

                                            100%                                   Number of                 Number of
Subsidiaries                                Owner                               Authorized Shares          Issued Shares
------------                                -----                               -----------------          -------------
Atlas Energy Holdings, Inc.                 Resource America, Inc.                    1,000                     100

Atlas America, Inc. (DE)                    Atlas Energy Holdings, Inc.               1,000                     100

Atlas America, Inc. (PA)                    Atlas America, Inc. (DE)                  1,000                     100

Atlas Noble Corp.                           Atlas America, Inc. (DE)                  1,000                     100

Resource Energy, Inc.                       Atlas America, Inc. (DE)                  1,000                   1,000

REI-NY, Inc.                                Resource Energy, Inc.                     1,000                   1,000

Resource Well Services, Inc.                Resource Energy, Inc.                       100                     100

Viking Resources Corp.                      Atlas America, Inc. (DE)                  1,000                     100

RFI Holding Company, Inc.                   Viking Resources Corp.                       10                      10

AIC, Inc.                                   Atlas America, Inc. (DE)                  1,000                   1,000

Anthem Securities, Inc.                     AIC, Inc.                                   500                     500

Atlas Energy Corporation                    AIC, Inc.                                   488                     488

Pennsylvania Industrial Energy, Inc.        AIC, Inc.                                   500                     500

                   SCHEDULE 7.15 TO CREDIT AGREEMENT - Page 2

                                            100%                                   Number of                 Number of
Subsidiaries                                Owner                               Authorized Shares          Issued Shares
------------                                -----                               -----------------          -------------
Atlas Information Management, LLC           AIC, Inc.                                   500                     500

Atlas Energy Group, Inc.                    AIC, Inc.                                 1,000                   1,000

AED Investments, Inc.                       Atlas Energy Group, Inc.                  1,000                   1,000

Atlas Resources, Inc.                       AIC, Inc.                                   500                     200

ARD Investments, Inc.                       Atlas Resources, Inc.                     1,000                   1,000

Atlas Pipeline Partners GP, LLC             AIC, Inc. 33.40%
                                            Viking Resources Corp. 23.56%
                                            Resource Energy, Inc. 20.24%
                                            Atlas Energy Group, Inc. 10.21%
                                            Atlas Resources, Inc. 5.96%
                                            REI-NY, Inc. 6.63%

                   SCHEDULE 7.15 TO CREDIT AGREEMENT - Page 2

                   SCHEDULE 7.20 TO CREDIT AGREEMENT - Page 7

                                  SCHEDULE 7.20

                                    INSURANCE

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Worker's              1063995-3      NY State Insurance Fund  Statutory                                NY                  9/18/2004
------------------------------------------------------------------------------------------------------------------------------------
Compensation                                                  Employer's Liability                 Unlimited
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Disability Insurance  DBL165283-4    NY State Insurance Fund  Disability Benefits                NY - Statutory             7/1/2004
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Worker's              02-7164-1974   Federal Insurance Co.    Statutory                            PA, OK, MD               2/6/2005
------------------------------------------------------------------------------------------------------------------------------------
Compensation                                                                                       AZ, KS, NC
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DE, MA, CA, SC
------------------------------------------------------------------------------------------------------------------------------------
                                                              Employer's Liability
------------------------------------------------------------------------------------------------------------------------------------
                                                                Bodily Injury by Accident
------------------------------------------------------------------------------------------------------------------------------------
                                                                    each accident                   $500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                    policy limit                    $500,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Bodily Injury by Disease              $500,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial            73200463       Federal Insurance Co.    Automobile Policy                                            3/1/2005
------------------------------------------------------------------------------------------------------------------------------------
Automobile
------------------------------------------------------------------------------------------------------------------------------------
                                                              Bodily Injury & Property
                                                              Damage combined
------------------------------------------------------------------------------------------------------------------------------------
                                                              single limit of liability            $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Hired & Non-Owned Liability          $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Uninsured Motorists
------------------------------------------------------------------------------------------------------------------------------------
                                                                 OH                                 $25,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                 PA, NY, NJ, ME                     $50,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Applies only to employees
                                                              driving a
------------------------------------------------------------------------------------------------------------------------------------
                                                                 company owned vehicle within
                                                                 the scope of their employment.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Under Insured Motorists
------------------------------------------------------------------------------------------------------------------------------------
                                                                 OH                                 $25,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                 PA, NY, NJ, ME                     $50,000
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 1

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial            73200463       Federal Insurance Co.    NJ First Party Benefits                 Basic
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Automobile                                                    PA Combination First Party              Basic
                                                              Benefits
------------------------------------------------------------------------------------------------------------------------------------
                                                              PA Extraordinary Medical Benefits      $500,000    $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              NY First Party Benefits                 Basic
------------------------------------------------------------------------------------------------------------------------------------
                                                              OH Medical Payments                    $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Physical Damage
------------------------------------------------------------------------------------------------------------------------------------
                                                              Valuation:  Actual Cash Value
------------------------------------------------------------------------------------------------------------------------------------
                                                              Comprehensive Perils                               $1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Collision                                          $1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Towing & Labor
------------------------------------------------------------------------------------------------------------------------------------
                                                              Hired Automobile Physical Damage       $35,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Comprehensive Perils                             $1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Collision                                        $1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              ATV Deductible                                      $500
------------------------------------------------------------------------------------------------------------------------------------
                                                              Drive Other Car Coverage
------------------------------------------------------------------------------------------------------------------------------------
                                                                Daniel & Suzanne Cohen
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial Package    3710-6326      Federal Insurance Co.    Commercial Property Section                                   3/1/2005
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Chubb Broad Form (equivalent to
                                                              Special
------------------------------------------------------------------------------------------------------------------------------------
                                                                Cause of Loss form)
------------------------------------------------------------------------------------------------------------------------------------
                                                              Valuation:  Replacement Cost
------------------------------------------------------------------------------------------------------------------------------------
                                                              Agreed Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                              Coinsurance - None
------------------------------------------------------------------------------------------------------------------------------------
                                                              Blanket Building, Contents &         $5,706,000     $1,000
                                                              Improvements
------------------------------------------------------------------------------------------------------------------------------------
                                                                & Betterments
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Blanket Extra Expense                 $325,000      None
------------------------------------------------------------------------------------------------------------------------------------
                                                              Additional Coverage
------------------------------------------------------------------------------------------------------------------------------------
                                                              Valuable Papers
------------------------------------------------------------------------------------------------------------------------------------
                                                                Limit varies by location            $25,000-
                                                                                                    $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Pollutant Clean-up at a scheduled
                                                              location
------------------------------------------------------------------------------------------------------------------------------------
                                                                due to a covered cause of loss      $25,000       None
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 2

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial            37106326       Federal Insurance Co.    Commercial General Liability                                  3/1/2005
Package                                                       Section
------------------------------------------------------------------------------------------------------------------------------------
 (continued)                                                  Bodily Injury & Property Damage                                $2,500
                                                              combined
------------------------------------------------------------------------------------------------------------------------------------
                                                              single limit of liability                       Bodily Injury
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               & Property
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Damage
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Deductible
------------------------------------------------------------------------------------------------------------------------------------
                                                                Per Occurrence                     $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                General Aggregate                  $2,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Products/Completed Operations      $2,000,000
                                                              Aggregate
------------------------------------------------------------------------------------------------------------------------------------
                                                                Personal/Advertising Injury        $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Fire Legal Liability                $250,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Medical Expense
------------------------------------------------------------------------------------------------------------------------------------
                                                                Stop Gap Employer's Liability -     $500,000      $1,000
                                                              Ohio
------------------------------------------------------------------------------------------------------------------------------------
                                                                Employee Benefits Liability        $1,000,000     $1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Claims Made
------------------------------------------------------------------------------------------------------------------------------------
                                                                Underground Resources &
                                                                Equipment
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Aggregate                       $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Premises/Operations;
                                                              Products/Completed
------------------------------------------------------------------------------------------------------------------------------------
                                                               Operations; XCU
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Equipment Floater Section
------------------------------------------------------------------------------------------------------------------------------------
                                                              Scheduled Equipment                  $5,996,884
------------------------------------------------------------------------------------------------------------------------------------
                                                              All Risk, including breakdown
                                                              for compressor
------------------------------------------------------------------------------------------------------------------------------------
                                                              engines.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Coinsurance:  80%
------------------------------------------------------------------------------------------------------------------------------------
                                                              Actual Cash Value
------------------------------------------------------------------------------------------------------------------------------------
                                                              Mobile Equipment of Others            $100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Rental Expense                         $25,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Employees' Tools & Clothing            $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Schedule of Deductibles
------------------------------------------------------------------------------------------------------------------------------------
                                                                Mechanical Breakdown of              $25,000
                                                                Compressors
------------------------------------------------------------------------------------------------------------------------------------
                                                                All other causes - 5% per
                                                              occurrence
------------------------------------------------------------------------------------------------------------------------------------
                                                                subject to a $5,000 minimum and
                                                              $25,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                maximum
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 3

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial            37106326       Federal Insurance Co.    Mobile Equipment Section
Package                                                       (continued)
------------------------------------------------------------------------------------------------------------------------------------
 (continued)                                                  Schedule of Deductibles
                                                              (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Radio Stations, 2-ways, Tower,       $1,000
                                                              Mast, tools
------------------------------------------------------------------------------------------------------------------------------------
                                                                Extra Expense                        $5,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Oil & Gas Lease Property Form         $174,000      1,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                Scheduled Disposal Wells (2)
------------------------------------------------------------------------------------------------------------------------------------
                                                                Replacement Cost Valuation
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Pollution Liability   37250307       Federal Insurance Co.    Bodily Injury and Property
------------------------------------------------------------------------------------------------------------------------------------
                                                              Damage combined
------------------------------------------------------------------------------------------------------------------------------------
                                                               single limit per pollution          $1,000,000    $10,000
                                                               incident
------------------------------------------------------------------------------------------------------------------------------------
                                                              Policy Aggregate                     $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Sub limit
------------------------------------------------------------------------------------------------------------------------------------
                                                                On-site pollution clean-up
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Per pollution incident             $100,000    $10,000
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial Umbrella   7972-09-63     Federal Insurance Co.    Underlying policies include:                                  3/1/2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Employers Liability; General
                                                              Liability;
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Automobile Liability;
                                                              Pollution Liability
------------------------------------------------------------------------------------------------------------------------------------
                                                              Following form on excess
                                                              liability section
------------------------------------------------------------------------------------------------------------------------------------
                                                              Per Occurrence                      $25,000,000   $10,000*
------------------------------------------------------------------------------------------------------------------------------------
                                                              Policy Aggregate                    $25,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Pollution Sublimit                  $10,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              *Self-Insured Retention
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Commercial Excess     HXA7393230     Westchester Surplus      Underlying policy                   $24,000,000   Excess of  3/10/2004
------------------------------------------------------------------------------------------------------------------------------------
Liability                            Lines Insurance Co.       Federal Insurance Co. Umbrella                  $26,000,000
                                                              Policy
------------------------------------------------------------------------------------------------------------------------------------
                                                                Excess Liability only -
                                                              following form
------------------------------------------------------------------------------------------------------------------------------------
                                                                Operations of Atlas America Inc.
                                                              and
------------------------------------------------------------------------------------------------------------------------------------
                                                                Atlas Resources Inc. only.
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 4

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Electronic Data       CSI8698771     Hartford Steam Boiler    Data Processing Equipment and         $859,300     $1,000    1/30/2005
                                                              Extra
------------------------------------------------------------------------------------------------------------------------------------
Processing                           Inspection & Insurance   Expense combined limit
                                     Co
------------------------------------------------------------------------------------------------------------------------------------
                                                              Data & Media                           $162,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Debris Removal                         $250,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Business Income                         $10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Transit                                 $25,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Earthquake sub limit                     $5,000
------------------------------------------------------------------------------------------------------------------------------------
                                                              Theft                                  Included
------------------------------------------------------------------------------------------------------------------------------------
Commercial Crime      2824309        National Union Fire      Dishonesty by employees               $1,000,000    $2,500   6/16/2004
------------------------------------------------------------------------------------------------------------------------------------
                                     Insurance Co.            including ERISA Endorsement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1st Layer Directors   1350692        Admiral Insurance Co.    Limit of Liability                    $3,000,000  $100,000*   7/2/2004
------------------------------------------------------------------------------------------------------------------------------------
 & Officers Liability                                         *Corporate Reimbursement
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Retro-Active Date:  5/2/96 -
                                                                   $1,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Retro-Active Date:  1/22/98 -
                                                                   $2 mil xs $1 mil
------------------------------------------------------------------------------------------------------------------------------------
                                                                   SEC Claims Retention                         $250,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Retroactive Date:  5/2/97
------------------------------------------------------------------------------------------------------------------------------------
                                                                   Wrongful Employment Acts                     $100,000
                                                                   Retention
------------------------------------------------------------------------------------------------------------------------------------
                                                                     No coverage for entity
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Retroactive Date:  5/2/97
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2nd Layer Directors   R2HS612958     RSUI Indemnity Co.       Limit of Liability                   $2,000,000   Excess of   7/2/2004
------------------------------------------------------------------------------------------------------------------------------------
  & Officers Liability                                        Following Form - Admiral                           Admiral
                                                              Insurance   Co.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
3rd Layer Directors   ELU82497-03    XL Specialty Insurance   Limit of Liability                   $5,000,000   Excess of   7/2/2004
                                     Co.
------------------------------------------------------------------------------------------------------------------------------------
  & Officers Liability                                        Following Form - Admiral                            Royal
                                                              Insurance Co.                                     Indemnity
------------------------------------------------------------------------------------------------------------------------------------
                                                                Retroactive Date:  5/2/98
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4th Layer Directors   1928790013     Liberty Mutual Insurance Limit of Liability                   $5,000,000   Excess of   7/2/2004
------------------------------------------------------------------------------------------------------------------------------------
 & Officers Liability                Co.                      Following Form - Admiral                         Indian Harbor
                                                              Insurance  Co.
------------------------------------------------------------------------------------------------------------------------------------
                                                                Retroactive Date:  5/2/99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5th Layer Directors   DOXG21658583001ACE/USA ACE American     Limit of Liability                    $5,000,000  Excess of   7/2/2004
------------------------------------------------------------------------------------------------------------------------------------
 & Officers Liability                Insurance Co.            Following Form - Admiral                            Great
                                                                     Insurance Co.                               American
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Retroactive Date:  5/2/99
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 5

------------------------------------------------------------------------------------------------------------------------------------
Coverage Type         Policy Number  Insurance Carrier        Coverage Description                   Limit     Deductible  Exp. Date
-------------         -------------  -----------------        --------------------                   -----     ----------  ---------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Employment Practices  CEP03626878    Fireman's Fund Insurance Employment Practices Liability
------------------------------------------------------------------------------------------------------------------------------------
Liability                            Co.                      Per claim limit                       5,000,000     50,000   8/15/2004
------------------------------------------------------------------------------------------------------------------------------------
                                                              Aggregate Limit each policy           5,000,000
                                                              period
------------------------------------------------------------------------------------------------------------------------------------
                                                              Pending & Prior Litigation:
                                                              8/15/2003
------------------------------------------------------------------------------------------------------------------------------------

                  SCHEDULE 7.20 TO CREDIT AGREEMENT -- Page 6

                                  SCHEDULE 7.21

                               HEDGING AGREEMENTS

See Attached.


                   SCHEDULE 7.21 TO CREDIT AGREEMENT - Page 1

                                  SCHEDULE 7.23

                               MATERIAL AGREEMENTS



1. Gas Purchase Agreement, dated March 31, 1999, among FirstEnergy Solutions Corp. (f/k/a Northeast Ohio Gas Marketing, Inc.), Atlas Energy Group, Inc., Atlas Resources, Inc. and Resource Energy, Inc., as amended by Amendment to Gas Purchase Agreement dated February 1, 2001 and Second Amendment to Base Gas Purchase Agreement dated July 15, 2003.

2. Omnibus Agreement, dated February 2, 2000, among Atlas America, Inc., Resource Energy, Inc., Viking Resources Corporation, Atlas Pipeline Operating Partnership, L.P. and Atlas Pipeline Partners, L.P.

3. Master Natural Gas Gathering Agreement, dated February 2, 2000, among Atlas America, Inc., Resource Energy, Inc., Viking Resources Corporation, Atlas Pipeline Operating Partnership, L.P. and Atlas Pipeline Partners, L.P.

4. Natural Gas Gathering Agreement, dated January 5, 2001, among Atlas Pipeline Operating Partnership, L.P., Atlas Pipeline Partners, L.P. and Atlas Noble Corp.

5. Natural Gas Gathering Agreement, dated March 16, 2001, among Atlas Pipeline Operating Partnership, L.P., Atlas Pipeline Partners, L.P. and Viking Resources Corporation.

6. Natural Gas Gathering Agreement, dated January 1, 2002, among Atlas Pipeline Operating Partnership, L.P., Atlas Pipeline Partners, L.P., Atlas Resources, Inc., Atlas Energy Group, Inc., Atlas Noble Corp., Resource Energy, Inc. and Viking Resources Corporation.

7. The Intercompany Notes.

8. Amended and Restated Limited Liability Company Agreement of Atlas Pipeline Partners GP, LLC dated September 24, 1003.

9. Gas Purchase Agreement, dated November 13, 2002, between UGI Energy Services, Inc. d/b/a GASMARK and Viking Resources Corporation.


                   SCHEDULE 7.23 TO CREDIT AGREEMENT - Page 1

                   SCHEDULE 7.24 TO CREDIT AGREEMENT - Page 1
                                  SCHEDULE 7.24

                                 GAS IMBALANCES



                                      None


                   SCHEDULE 7.23 TO CREDIT AGREEMENT - Page 1

                                  SCHEDULE 9.01


See Attached.


                           SCHEDULE 9.01 TO CREDIT AGREEMENT             Page 1